SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 June 30, 1997

                                    AMERICAN
                                    CENTURY
                                     GROUP

                                   Utilities

[front cover]

                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Performance & Portfolio Information......................... 4
Management Q & A............................................ 5
Schedule of Investments..................................... 8
Statement of Assets and Liabilities.........................10
Statement of Operations.....................................11
Statements of Changes in Net Assets.........................12
Notes to Financial Statements...............................13
Financial Highlights........................................15
Proxy Voting Results........................................16
Retirement Account Information..............................17
Background Information
     Investment Philosophy & Policies.......................20
     Comparative Indices....................................20
     Lipper Rankings........................................20
     Portfolio Management Team..............................20
Glossary....................................................21

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 American Century Investments -- Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
                                   Utilities

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o Utilities stocks posted strong gains during the first half of 1997, though they trailed the 20% returns of the broader U.S. stock market.

o Interest rate volatility had a significant impact on the returns of utilities stocks, as well as the broader stock market.

o    Telecommunications   stocks,  bene-fiting  from  consolidation  and  strong
     demand, produced the best returns in the utilities sector.

o Electric utilities struggled, with several companies cutting dividends in an effort to strengthen their businesses.

o Merger activity among utilities companies increased, motivated by a need for greater diversification.

Utilities

o The fund outperformed the average utilities fund but underperformed the New York Stock Exchange (NYSE) Utilities Index during the first half of 1997.

o The fund outperformed its internal benchmark index during the period. This index was created as an alternative to the NYSE Utilities Index, which includes several non-utility stocks.

o The fund increased its weighting in telecommunications stocks, which we believe offer the most dynamic opportunities in the utilities sector.

o    Looking  ahead,  the  interest  rate  environment   appears  favorable  for
     utilities stocks, but deregulation continues to add a degree of uncertainty to the outlook.

o In this environment, we plan to focus on companies with growing earnings and attractive valuations.


                                   UTILITIES

                      Total Returns:         AS OF 6/30/97
                           6 Months                 9.01%*
                           1 Year                   13.22%

                      Net Assets:           $128.2 million
                           (AS of 6/30/97)

                      Inception Date:               3/1/93

                      Ticker Symbol:                 BULIX

                      * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 21.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

The six months ended June 30, 1997, were rewarding for investors in American Century Utilities Fund. In the Period Overview and Management Q&A sections that follow, the fund's investment team discusses the economic and market conditions that influenced fund strategy and performance.

The fund performed well despite a change in the investment team. Portfolio manager Steve Colton left American Century to pursue other opportunities, but he was replaced by three experienced American Century managers -- John Schniedwind, Kurt Borgwardt and Joe Sterling-- who are thoroughly familiar with the fund's objectives and investment approaches. They have taken over the operation of the fund's quantitative (computer-based) management model, which is highly structured and disciplined. The new team has a complete understanding of the model, helped by the fact that Schniedwind, Borgwardt and Sterling played significant roles in developing and refining the model for American Century.

We have also made some important changes to our corporate team. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate -- building the investment tools today that will lead us and our investors to success in the next century.

In July, as part of our evolution, American Century agreed to enter into a business partnership with J.P. Morgan & Co., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc., the investment manager of the American Century family of mutual funds. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer to you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

Within the framework of this new relationship American Century will continue to operate as an independent company. No changes in your fund's portfolio managers, investment policies, fees or expenses are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
Chief Executive Officer                     Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

Utilities stocks posted strong returns during the first half of 1997 but trailed the performance of U.S. stocks in general. The New York Stock Exchange Utilities Index returned 11.67% for the six-month period, surpassing its 7.20% return for all of 1996. Meanwhile, the S&P 500--a broad measure of U.S. stock market performance--produced a 20.61% return during the first half of 1997 (see the accompanying graph).

Strong investor demand for stocks drove the general rise in U.S. stock prices, and utilities stocks rode the broader market's coattails to a certain extent. But much of the $114 billion that investors poured into stock mutual funds during the first half of the year went into the largest, most-liquid stocks, such as those represented in the S&P 500. These large-cap growth stocks led the overall market higher, as they did throughout most of 1996. Although some of the larger utilities companies benefited from this trend, the utilities sector as a whole did not.

Interest rate volatility typically has a significant impact on the performance of utilities stocks, but that effect extended to the broader stock market during the first half of 1997. Rates rose steadily from mid-February to mid-April as evidence of stronger economic growth rekindled inflation concerns. Utilities stocks, as well as the overall market, suffered price declines during this two-month period.

However, interest rates reversed course in May and June, and stocks recovered to post strong gains. The NYSE Utilities Index returned nearly 10% over the last two months of the period, while the S&P 500 posted an 11% return.

Among utilities stocks, telecommunications companies were the top performers, returning about 15% as a group during the six-month period. The completion of the SBC/Pacific Bell merger and the pending merger of Bell Atlantic/ NYNEX are expected to strengthen the competitive position of many regional Bell operating companies (RBOCs). Investor demand for large-cap stocks, which include the RBOCs, also boosted the returns of telecommunications stocks.

Electric companies were the weakest performers in the utilities sector, with a return of just 1.5% as a group. Although many of these stocks still have high dividend yields, industry analysts doubt whether those electric companies with high-cost facilities can maintain their dividends in the face of deregulation and increased competition. In fact, several electric companies cut their dividends in early 1997 and plan to use the earnings to strengthen and diversify their businesses both at home and abroad. This strategy should make these companies more competitive in the long run.

The utilities sector continues to see an increase in mergers and acquisitions, many of which are driven by a desire for greater diversification. The pending merger between MCI and British Telecommunications reflected the international diversification sought by long-distance telecommunications companies, while the merger of electricity provider Duke Power with gas company PanEnergy created a combined entity that offers a broader menu of utility services.

[line graph - data below]

S&P 500 vs. NYSE UTILITIES INDEX (Growth of $1.00)
Value on 6/30/97

                        S&P 500            NYSE Utilities Index
12/31/96                 $1.00                     $1.00
1/31/97                  $1.06                     $1.04
2/28/97                  $1.07                     $1.05
3/31/97                  $1.03                     $1.00
4/30/97                  $1.09                     $1.02
6/30/97                  $1.21                     $1.12

S&P 500                       20.61%
NYSE Utilities Index          11.67%

Source: Bloomberg Financial Markets


Semiannual Report                                           Period Overview    3

                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                                       AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR         3 YEARS   LIFE OF FUND(1)
TOTAL RETURNS AS OF JUNE 30, 1997
Utilities ............................................      9.01%         13.22%       15.55%          9.59%
NYSE Utilities Index .................................     11.67%         16.46%       17.26%         10.50%
Average Utility Fund(2) ..............................      7.60%         13.92%       14.75%          9.25%(3)
Fund's Ranking Among Utility Funds(2) ................       --        47 out of 90 22 out of 65  18 out of 36(3)

(1)  Inception date was March 1, 1993.
(2)  According to Lipper Analytical Services.
(3) Since 3/4/93, the date nearest the fund's inception for which data are available.

See pages 20-21 for more information about returns, the comparative indices and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/97

$10,000 investment made 3/1/93

Utilities                      $14,870
NYSE Utilities Index           $15,416
S&P 500                        $22,402

                  Utilities          S&P 500        NYSE Utilities Index

2/28/93           $10,000           $10,000               $10,000
3/31/93           $10,223           $10,287               $10,258
4/30/93           $10,126           $10,026               $10,060
5/31/93           $10,161           $10,253               $10,069
6/30/93           $10,590           $10,335               $10,455
7/31/93           $10,787           $10,281               $10,645
8/31/93           $11,249           $10,634               $11,112
9/30/93           $11,264           $10,601               $11,078
10/31/93          $11,187           $10,807               $11,073
11/30/93          $10,596           $10,667               $10,493
12/31/93          $10,659           $10,847               $10,614
1/31/94           $10,706           $11,199               $10,680
2/28/94           $10,167           $10,863               $10,107
3/31/94            $9,732           $10,440                $9,699
4/30/94            $9,979           $10,560                $9,984
5/31/94            $9,804           $10,691                $9,710
6/30/94            $9,639           $10,484                $9,562
7/31/94            $9,995           $10,814                $9,946
8/31/94           $10,064           $11,221               $10,038
9/30/94            $9,801           $10,997                $9,812
10/31/94           $9,838           $11,227                $9,818
11/30/94           $9,681           $10,783                $9,640
12/31/94           $9,590           $10,996                $9,618
1/31/95           $10,151           $11,263               $10,133
2/28/95           $10,211           $11,669               $10,117
3/31/95           $10,161           $12,064               $10,071
4/30/95           $10,420           $12,401               $10,378
5/31/95           $10,790           $12,852               $10,696
6/30/95           $10,862           $13,212               $10,795
7/31/95           $11,068           $13,632               $11,037
8/31/95           $11,274           $13,604               $11,272
9/30/95           $11,897           $14,234               $11,822
10/31/95          $12,127           $14,163               $12,004
11/30/95          $12,358           $14,745               $12,223
12/31/95          $13,013           $15,089               $12,877
1/31/96           $13,212           $15,581               $13,135
2/29/96           $12,909           $15,690               $12,753
3/31/96           $12,698           $15,898               $12,637
4/30/96           $12,739           $16,111               $12,825
5/31/96           $12,688           $16,480               $12,896
6/30/96           $13,133           $16,609               $13,237
7/31/96           $12,422           $15,850               $12,567
8/31/96           $12,393           $16,148               $12,595
9/30/96           $12,505           $17,118               $12,841
10/31/96          $12,956           $17,567               $13,302
11/30/96          $13,408           $18,854               $13,856
12/31/96          $13,640           $18,547               $13,805
1/31/97           $13,872           $19,680               $14,286
2/28/97           $14,136           $19,797               $14,442
3/31/97           $13,351           $19,048               $13,802
4/30/97           $13,575           $20,155               $14,054
5/31/97           $14,364           $21,338               $14,787
6/30/97           $14,870           $22,402               $15,416

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

PORTFOLIO AT A GLANCE
                            6/30/97   12/31/96
Number of Companies           90         91
30-Day SEC Yield             3.56%      3.66%
Price/Earnings Ratio         15.4       16.0
Portfolio Turnover          30%(1)     93%(2)
Expense Ratio              0.74%(3)     0.71%

(1)  Six months ended 6/30/97.
(2)  Year ended 12/31/96.
(3)  Annualized.


4    Performance & Portfolio Information            American Century Investments


                                MANAGEMENT Q & A

An interview with John Schniedwind, Kurt Borgwardt and Joe Sterling, portfolio managers on the Utilities investment team.

How did the fund perform?

For the six months ended June 30, 1997, the fund posted a total return of 9.01%, compared with the 11.67% return of the New York Stock Exchange Utilities Index and the 7.60% average return of the 95 "Utility Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

Why did the fund outperform the average utilities fund?

The fund was overweighted in telecommunications stocks, which provided the best returns in the utilities sector. In addition, our policy of remaining fully invested in utilities stocks enabled the fund to take full advantage of the market's rise.

According to Morningstar, the average utility fund has 7% in bonds and 3% in cash. By contrast, the fund held no bonds or cash.

What about the fund's performance compared with the NYSE Utilities Index?

The returns of the fund and the index diverged because of some differences in their holdings. The index includes several companies that don't provide utility services, such as telecommunications equipment companies. These stocks performed very well during the first half of the year because of high demand for their products. The fund doesn't hold any of these companies, and that's why it fell short of this particular index.

As we mentioned in our last report, we established an internal benchmark that is more representative of the fund's investment parameters. The benchmark currently consists of about 180 companies, with a breakdown of 52% telecommunications, 32% electric,

[bar chart - data below]

UTILITIES' ONE-YEAR RETURNS SINCE INCEPTION (Periods ended June 30)

                        Utilities          NYSE Utilities Index
1993                      5.90%                    4.55%
1994                     -8.98%                   -8.54%
1995                     12.68%                   12.89%
1996                     20.92%                   22.63%
1997                     13.22%                   16.46%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 20 for a description of the index.

* Return from 3/1/93 to 6/30/93.


Semiannual Report                                          Management Q & A    5


                                MANAGEMENT Q & A

8% natural gas and 8% other utilities. The fund outperformed the internal benchmark's 8.64% return during the six-month period.

Did the fund's composition change much during the period?

Not really. As we mentioned earlier, the fund now has a greater weighting in communications services companies than it had six months ago (see the chart on page 7). With all of the opportunities created by the Federal Communications Act of 1996, we think that telecommunications will be one of the most dynamic sectors of the utilities industry.

Telecommunications companies are moving toward "bundled" services--they will eventually be able to provide local, long-distance and cellular phone services, as well as Internet access. Some of this bundling will probably occur through merger activity, but much of it will simply develop over time as long-distance and local phone companies expand into each other's territory. The companies that get there first will have a significant competitive advantage.

Are there any companies that have the full complement of telecommunications services already?

So far, only one company --WorldCom--has put the whole package together. Originally a long-distance provider, WorldCom merged with MFS Communications in late 1996. Now the company has a complete menu of telecommunications offerings, including local, long-distance, wireless and Internet services.

This is a huge advantage over its competitors--the other long-distance companies are still exploring their way into local service areas, and the regional Bell operating companies haven't yet established a presence in the long-distance market. WorldCom has become a major player in the changing telecommunications business, and that's why the company is now one of the fund's top ten holdings (see the chart on this page).

Why didn't the fund hold any bonds during the period?

We prefer to maintain an all-stock portfolio, adding bonds only when we believe that their yields are attractive enough to provide extra value compared to stocks. We didn't see much extra value in bonds during the first half of the year, so we continued to avoid them.

Looking forward, what's your outlook for utilities stocks for the remainder of 1997?

Interest rates are still a major factor influencing the performance of utilities stocks, and from this perspective, the outlook is positive--moderate economic growth and consistently low inflation should be favorable for interest rates in the coming months.

TOP TEN HOLDINGS        % of fund investments
                           As of       As of
                           6/30/97    12/31/96
Bell Atlantic Corp.         5.3%        4.8%
SBC Communications Inc.     5.1%        4.8%
Ameritech Corp.             5.1%        4.9%
BellSouth Corp.             5.0%        4.8%
GTE Corp.                   4.8%        4.2%
AT&T Corp.                  4.6%        4.9%
WorldCom, Inc.              3.6%        1.3%
MCI Communications Corp.    3.2%        2.4%
Southern Co.                3.1%        2.4%
NYNEX Corp.                 2.6%        3.0%


6    Management Q & A                               American Century Investments


                                MANAGEMENT Q & A

But industry trends add some uncertainty to the outlook for utilities stocks. The process of deregulation in both the electric and telecommunications sectors is changing the way these companies do business. When regulated, these stocks had relatively stable performance compared with the broader market. Now, however, sweeping changes are bringing a wider variation in the performance of individual companies.

While  this   situation   creates  more   uncertainty,   it  also  creates  more
opportunities for us as fund managers to add value by identifying the companies that are in the best position to benefit from the changing environment.

With that in mind, what are your plans for the fund over the next six months?

We plan to maintain the fund's current composition, with an emphasis on telecommunications stocks. We are working to increase our holdings in natural gas companies, which now look relatively attractive. We'll continue to focus on companies that are expected to increase their earnings and are attractive from a valuation standpoint.

The fund's management team changed recently with the departure of Steve Colton. Will these changes have any impact on the fund's investment approach?

Not at all. We continue to employ the same quantitative process and stock ranking model we've always used in managing the fund. The current team consists of three investment professionals who have been actively involved in the development of the fund's management approach since its inception.

[bar chart - data below]

INDUSTRY BREAKDOWN FOR THE PORTFOLIO
                                 6/30/97         12/31/96
Communications Services            52%              50%
Electric                           36%              36%
Natural Gas                        8%               10%
Other                              4%               4%


Semiannual Report                                          Management Q & A    7


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

COMMON STOCKS
COMMUNICATIONS EQUIPMENT--2.1%
     70,300   US West Mediavision Group                          $  2,649,431
                                                                 ------------
COMMUNICATIONS SERVICES-51.8%
    165,600   AT&T Corp.                                            5,806,350
     48,000   Airtouch Communications, Inc.(1)                      1,314,000
     44,700   Aliant Communications, Inc.                             874,444
     24,000   ALLTEL Corp.                                            802,500
     94,600   Ameritech Corp.                                       6,426,888
     62,200   BCE, Inc.                                             1,741,600
     89,300   Bell Atlantic Corp.                                   6,775,638
    136,400   BellSouth Corp.                                       6,325,550
     24,300   British Telecommunications
                plc ADR                                             1,804,275
     17,100   Cable & Wireless plc ADR                                477,731
     35,200   Century Telephone Enterprises, Inc.                   1,185,800
     34,400   Cincinnati Bell Inc.                                  1,083,600
     21,900   Frontier Corp.                                          436,631
    139,300   GTE Corp.                                             6,111,787
      3,000   Hong Kong Telecommunications
                Ltd. ADR                                               70,125
     14,400   LCI International, Inc.(1)                              315,000
    106,000   MCI Communications Corp.                              4,057,813
     19,700   Nextel Communications, Inc.(1)                          372,453
     57,200   NYNEX Corp.                                           3,296,150
    105,700   SBC Communications Inc.                               6,540,188
     40,300   Sprint Corp.                                          2,120,787
     20,000   Telecom Corporation of New
                Zealand Ltd. ADR                                      815,000
     52,600   Telefonos de Mexico, S.A. ADR                         2,511,650
      3,200   U.S. Long Distance Corp.(1)                              55,000
    141,300   WorldCom, Inc.(1)                                     4,517,184
                                                                 ------------
                                                                   65,838,144
                                                                 ------------
ENERGY (PRODUCTION & MARKETING)--1.8%
      2,500   Coastal Corp. (The)                                     132,969
     53,900   Enron Corp.                                           2,199,794
                                                                 ------------
                                                                    2,332,763
                                                                 ------------

Shares                                                                  Value
-----------------------------------------------------------------------------

NATURAL GAS--7.7%
      8,000   Brooklyn Union Gas Co.                              $   229,000
      6,400   Columbia Gas System, Inc. (The)                         417,600
      4,800   Connecticut Energy Corp.                                116,400
     13,300   Consolidated Natural Gas Co.                            715,706
      6,500   Eastern Enterprises                                     225,469
     11,800   Energen Corp.                                           397,512
      6,200   K N Energy, Inc.                                        261,175
      4,600   MCN Energy Group Inc.                                   140,875
     13,900   National Fuel Gas Co.                                   582,931
      7,200   ONEOK Inc.                                              231,750
     31,900   Pacific Enterprises                                   1,072,638
     34,200   Peoples Energy Corp.                                  1,280,362
        900   Sonat Inc.                                               46,125
      8,800   Southwestern Energy Co.                                 114,400
     95,400   TransCanada Pipelines Ltd.                            1,919,925
     53,800   Westcoast Energy Inc.                                   978,488
     13,000   Wicor, Inc.                                             506,188
     13,800   Williams Companies, Inc. (The)                          603,750
                                                                 ------------
                                                                    9,840,294
                                                                 ------------
UTILITIES (ELECTRIC)--36.6%
     23,100   Atlantic Energy, Inc.                                   388,369
     20,900   Baltimore Gas & Electric Co.                            557,769
     17,800   Black Hills Corp.                                       507,300
     28,000   CMS Energy Corp.                                        987,000
     90,800   Central & South West Corp.                            1,929,500
     22,400   Central Vermont Public Service
                Corp.                                                 247,800
     51,003   Citizens Utilities Co. Cl A                             478,153
     48,000   Commonwealth Energy System                            1,149,000
     10,800   Consolidated Edison Co. of New
                York, Inc.                                            317,925
     40,500   DQE, Inc.                                             1,144,125
      8,100   Delmarva Power & Light Co.                              154,406
     12,400   Detroit Edison Company                                  342,550
     11,834   Duke Power Co.                                          567,292
     95,300   Enova Corporation                                     2,293,156
    105,500   Entergy Corp.                                         2,888,063

See Notes to Financial Statements


8    Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

     62,800   FPL Group, Inc.                                $      2,892,725
     85,200   General Public Utilities Corp.                        3,056,550
      9,100   Green Mountain Power Corp.                              215,556
     45,600   Hawaiian Electric Industries, Inc.                    1,761,300
    119,100   Houston Industries Inc.                               2,553,206
     29,500   Illinova Corp.                                          649,000
     10,400   Korea Electric Power Corp. ADR                          194,350
     15,300   LG&E Energy Corp.                                       337,556
     13,900   MDU Resources Group, Inc.                               333,600
     39,300   Minnesota Power & Light Co.                           1,193,738
     36,200   Montana Power Co.                                       839,387
     56,300   NIPSCO Industries, Inc.                               2,325,894
      1,600   Northern States Power Co. (Minn.)                        82,800
     19,400   Ohio Edison Co.                                         423,163
     22,200   Orange & Rockland Utilities, Inc.                       746,475
     40,500   PECO Energy Co.                                         850,500
     98,700   Pennsylvania Power & Light Co.                        1,967,831
     30,800   Potomac Electric Power                                  712,250
      1,000   Public Service Co. of New Mexico                         17,875
     97,800   Public Service Enterprise
                Group Inc.                                          2,445,000
     10,200   Rochester Gas & Electric Corp.                          214,838
    178,900   Southern Co.                                          3,913,437
        900   St. Joseph Light & Power Co.                             14,738
     23,000   TECO Energy, Inc.                                       587,937
     30,400   TNP Enterprises, Inc.                                   704,900
     11,700   Texas Utilities Co.                                     402,919
     13,500   Unicom Corp.                                            300,375
     36,800   United Illuminating Co.                               1,136,200
     59,700   Utilicorp United Inc.                                 1,738,762
                                                                 ------------
                                                                   46,565,270
                                                                 ------------
TOTAL INVESTMENT SECURITIES--100.0%                             $ 127,225,902
   (Cost $106,211,782)                                           ============

Notes to Schedule of Investments ADR = American Depositary Receipt (1) Non-income producing.

See Notes to Financial Statements


Semiannual Report                                   Schedule of Investments    9

                      STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost of $106,211,782) (Note 3) .....................   $127,225,902
Receivable for investments sold ................................................................      2,504,618
Dividends receivable ...........................................................................        426,787
Prepaids and other assets ......................................................................         10,014
                                                                                                    -----------
                                                                                                    130,167,321
                                                                                                    -----------

LIABILITIES
Disbursements in excess of demand deposit cash .................................................      1,431,287
Payable for investments purchased ..............................................................        319,959
Payable for capital shares redeemed ............................................................         76,848
Dividends payable ..............................................................................         58,128
Payable to affiliates (Note 2) .................................................................         77,501
Accrued expenses and other liabilities .........................................................          2,073
                                                                                                    -----------
                                                                                                      1,965,796
                                                                                                    -----------
Net Assets Applicable to Outstanding Shares ....................................................   $128,201,525
                                                                                                   ============

CAPITAL SHARES, $10.00 PAR VALUE
Authorized .....................................................................................  2,000,000,000
                                                                                                  =============
Outstanding ....................................................................................     10,405,997
                                                                                                  =============
Net Asset Value Per Share ......................................................................         $12.32
                                                                                                  =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ........................................................   $102,892,516
Distributions in excess of net investment income ...............................................         (9,764)
Accumulated undistributed net realized gain from investment transactions .......................      4,304,657
Net unrealized appreciation on investments (Note 3) ............................................     21,014,116
                                                                                                     ----------
                                                                                                   $128,201,525
                                                                                                   ============

See Notes to Financial Statements

10   Statement of Assets and Liabilities            American Century Investments

                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign tax withheld of $14,735) ...............  $  2,785,315
Interest .........................................................        35,173
                                                                       ---------
                                                                       2,820,488
                                                                       ---------
Expenses (Note 2):
Investment advisory fees .........................................       185,831
Transfer agency fees .............................................       137,325
Administrative fees ..............................................        60,622
Printing and postage .............................................        46,869
Registration and filing fees .....................................        18,439
Custodian fees ...................................................         9,981
Directors' fees and expenses .....................................         4,871
Auditing and legal fees ..........................................         4,154
Telephone expenses ...............................................         3,382
Organizational expense ...........................................         3,341
Other operating expenses .........................................         3,022
                                                                       ---------
  Total expenses .................................................       477,837
                                                                       ---------
Net investment income ............................................     2,342,651
                                                                       ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments .................................     5,196,191
Change in net unrealized appreciation on investments .............     3,603,191
                                                                       ---------

Net realized and unrealized
gain on investments ..............................................     8,799,382
                                                                       ---------

Net Increase in Net Assets
Resulting from Operations ........................................   $11,142,033
                                                                     ===========

See Notes to Financial Statements


Semiannual Report                                   Statement of Operations   11


                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1996

Decrease in Net Assets                                                                   1997           1996
OPERATIONS
Net investment income ..........................................................  $    2,342,651 $    6,584,313
Net realized gain on investment transactions ...................................       5,196,191     10,723,315
Change in net unrealized appreciation (depreciation) on investments ............       3,603,191    (12,484,403)
                                                                                      ----------      ---------
Net increase in net assets resulting from operations ...........................      11,142,033      4,823,225
                                                                                      ----------      ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................................................      (2,391,633)    (6,770,031)
                                                                                      ----------      ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................................................      18,509,911     89,292,404
Proceeds from reinvestment of distributions ....................................       1,975,018      5,798,940
Payments for shares redeemed ...................................................     (46,167,467)  (166,805,336)
                                                                                     -----------   ------------
Net decrease in net assets from capital share transactions .....................     (25,682,538)   (71,713,992)
                                                                                     -----------    -----------
Net decrease in net assets .....................................................     (16,932,138)   (73,660,798)

NET ASSETS
Beginning of period ............................................................     145,133,663    218,794,461
                                                                                     -----------    -----------
End of period ..................................................................    $128,201,525   $145,133,663
                                                                                    ============   ============

Undistributed (distributions in excess of) net investment income ...............         $(9,764)       $39,218
                                                                                    ============   ============

TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................................................       1,589,461      7,945,349
Issued in reinvestment of distributions ........................................         169,503        521,583
Redeemed .......................................................................      (3,966,425)   (14,983,850)
                                                                                      ----------    -----------
Net decrease ...................................................................      (2,207,461)    (6,516,918)
                                                                                      ==========     ==========


See Notes to Financial Statements


12   Statements of Changes in Net Assets            American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Utilities Fund (the Fund) is one of the five funds issued by the Corporation. The Fund is non-diversified under the 1940 Act. The Fund seeks current income and long-term growth of capital and income. The Fund invests primarily in equity securities of companies engaged in the utilities industry. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

Repurchase Agreements--The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Benham Management Corporation
(BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with BMC and American Century Investment Management, Inc. (ACIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

Income Tax Status--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income for the Fund are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. At December 31, 1996, the Fund had an accumulated net realized capital loss carryover of $194,348 (expiring 2003), which may be used to offset future taxable capital gains.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Corporation's investment advisor, BMC, the Corporation's distributor, American Century Investment Services, Inc. (ACIS) and the Corporation's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Organization Costs--Costs incurred by the Fund in connection with the organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending February 1998.


Semiannual Report                             Notes to Financial Statements   13


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Corporation has entered into an Investment Advisory Agreement with BMC that provides the Corporation with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of the Corporation's officers and directors who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by the Fund based on its pro rata share of the dollar amount derived from applying the Corporation's average daily closing net assets to the following annualized investment advisory fee schedule.

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

The Corporation has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC.

The Corporation has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.75% of the Fund's average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time.

The payable to affiliates as of June 30, 1997, based on the above agreements was as follows:

Investment Advisor ......................... $34,238
Administrative Services and
Transfer Agent .............................  43,263
                                            --------
                                             $77,501
                                            ========

On July 30, 1997, the shareholders of the Fund approved a new management agreement with ACIM (an affiliate of BMC) which replaces the existing contracts between the Fund and BMC and ACSC for advisory, administrative and transfer agency services. Under the agreement, ACIM will provide all services required by the Fund in exchange for one "unified" fee. Based on assets on June 30, 1997, the annual expense ratio of the Fund, under the new agreement, would have been approximately 0.69%.

The Corporation has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Corporation's shares.

--------------------------------------------------------------------------------
3. Investment Transactions

Purchases and sales of securities, other than short-term securities, aggregated $39,077,965 and $61,864,372, respectively. On June 30, 1997, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $106,776,188 for federal income tax purposes, was $20,449,714 consisting of unrealized appreciation of $22,527,546 and unrealized depreciation of $2,077,832.


14   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS

       For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                   1997(1)       1996         1995         1994         1993(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period .............................  $11.51       $11.44        $8.79       $10.24       $10.00
                                                   ------       ------        -----       ------       ------
Income From Investment Operations
  Net Investment Income .........................    0.21         0.45         0.42         0.44         0.36
  Net Realized and Unrealized
  Gain (Loss) on Investment Transactions ........    0.81         0.08         2.65        (1.45)        0.30
                                                     ----         ----         ----        -----         ----
  Total From
  Investment Operations .........................    1.02         0.53         3.07        (1.01)        0.66
                                                     ----         ----         ----        -----         ----
Distributions
  From Net Investment Income ....................   (0.21)       (0.46)       (0.42)       (0.44)       (0.36)
  From Net Realized Gains on
  Investment Transactions .......................   --           --           --           --           (0.06)
                                                    -----        -----        -----        -----        -----
  Total Distributions ...........................   (0.21)       (0.46)       (0.42)       (0.44)       (0.42)
                                                    -----        -----        -----        -----        -----
Net Asset Value, End of Period ..................  $12.32       $11.51       $11.44        $8.79       $10.24
                                                   ======       ======       ======        =====       ======
  Total Return(3) ...............................    9.01%        4.82%       35.70%      (10.03)%       6.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........................... 0.74%(4)        0.71%        0.75%        0.75%     0.50%(4)
Ratio of Net Investment Income
to Average Net Assets ........................... 3.61%(4)        3.88%        4.31%        4.67%     4.23%(4)
Portfolio Turnover Rate .........................      30%          93%          68%          61%          39%
Average Commission Paid per
Investment Security Traded ......................  $0.0340      $0.0380      $0.0300        --(5)        --(5)
Net Assets, End
of Period (in thousands) ........................ $128,202     $145,134     $218,794     $152,570     $194,314

(1)  Six months ended June 30, 1997 (unaudited).
(2)  March 1, 1993 (inception) through December 31, 1993.
(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.
(4)  Annualized.
(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   15


                              PROXY VOTING RESULTS

An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

A summary of voting results is listed below each proposal.

Proposal 1:

To vote on the selection by the Board of Directors of Coopers & Lybrand LLP as independent auditors for the Corporation.

For:                    6,458,021
Withheld:                 100,359
Abstain:                  104,500

Proposal 2:

To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

For:                    6,307,459
Against:                  239,136
Abstain:                  116,285

Proposal 3:

To vote on the adoption of standardized investment limitations on the following items:

o    Eliminate  the  fundamental   limitation   concerning   diversification  of
     investments.

For:                    6,117,718
Against:                  284,236
Abstain:                  155,395
Broker Non-Vote:          105,531

o    Amend the fundamental investment limitation concerning borrowing..

For:                    6,091,777
Against:                  303,893
Abstain:                  161,679
Broker Non-Vote:          105,531

o    Amend the fundamental investment limitation concerning lending.

For:                    6,078,414
Against:                  311,935
Abstain:                  167,000
Broker Non-Vote:          105,531


16   Proxy Voting Results                           American Century Investments


                         RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Semiannual Report                            Retirement Account Information   17


                                     NOTES

18   Notes                                          American Century Investments


                                     NOTES

Semiannual Report                                                     Notes   19


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

The American Century group offers eight equity funds, including three "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

Utilities invests primarily in the stocks of companies engaged in the utilities industry, including electricity, natural gas, telecommunications services, cable television, water or sanitary services. To enhance fund income and increase diversification, the fund may invest up to 25% of its assets in fixed-income securities.

Comparative Indices

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

The New York Stock Exchange (NYSE) Utilities Index is composed of 268 utilities and related equipment stocks traded on the NYSE.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper category for Utilities is:

Utility Funds--funds that invest at least 65% of their portfolios in utility stocks.

PORTFOLIO MANAGEMENT TEAM
Portfolio Managers         Kurt Borgwardt
                           John Schniedwind
                           Joe Sterling

* Investing in these funds involves special risks resulting from their concentrated investment objectives. An investment in any one of these funds does not constitute a balanced investment plan.


20   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

Portfolio Statistics

o Number of Companies--the number of different companies held by a fund on a given date.

o 30-day SEC Yield--net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

o Price/Earnings (P/E) Ratio--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o Portfolio Turnover--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Types of Stocks

o Large-Capitalization ("Large-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o Medium-Capitalization ("Mid-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o Small-Capitalization ("Small-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


Semiannual Report                                                  Glossary   21

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

American Century Quantitative Equity Funds

Investment Manager
Benham Management Corporation

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

9708           [recycled logo]
SH-BKT-9333       Recycled

                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 June 30, 1997

                                    AMERICAN
                                    CENTURY
                                     GROUP

                                 Equity Growth
                                Income & Growth

[front cover]

                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Equity Growth
     Performance & Portfolio Information.................... 4
     Management Q & A....................................... 5
     Schedule of Investments................................ 8
     Financial Highlights...................................26
Income & Growth
     Performance & Portfolio Information....................12
     Management Q & A.......................................13
     Schedule of Investments................................16
     Financial Highlights...................................27
Statements of Assets and Liabilities........................21
Statements of Operations....................................22
Statements of Changes in Net Assets.........................23
Notes to Financial Statements...............................24
Proxy Voting Results........................................28
Retirement Account Information..............................30
Background Information
     Investment Philosophy & Policies.......................32
     Comparative Indices....................................32
     Lipper Rankings........................................32
     Investment Team Leaders................................32
Glossary....................................................33

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 American Century Investments -- Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
                                 Equity Growth
                                Income & Growth

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o U.S. stocks posted strong but widely divergent returns during the six-month period ended June 30, 1997. The shares of large companies benefited the most from the bullish enthusiasm of market participants.

o The S&P 500 posted a whopping 20.61% return during the period, with second-quarter returns posting the largest quarterly advance in a decade.

o Factors that supported the S&P 500's surprisingly strong performance included: favorable U.S. economic conditions, investors seeking predictable earnings and highly liquid stocks and the popularity and success of S&P 500 index mutual funds.

o Despite solid returns, stocks in the Russell 2000 significantly lagged the performance of S&P 500 stocks.

Equity Growth

o The fund posted a strong 16.90% total return for the six months ended June 30, 1997, and Equity Growth's returns since inception have nearly matched those of the S&P 500. (See page 4 for details.)

o We believe the main reason that Equity Growth's returns outpaced those of its peers is because of the fund's concentration in S&P 500 stocks.

o One of the main reasons the fund underperformed the S&P 500 was the fund's underweightings in large consumer growth stocks, which performed surprisingly well during the period.

o Going forward, we will attempt to keep Equity Growth fully invested in stocks of companies with improving earnings forecasts that appear to be undervalued. In the near term, this strategy will likely cause us to remain underweighted in large consumer growth stocks that appear fully valued.

Income & Growth

o The fund posted a strong 17.79% total return for the six months ended June 30, 1997, and its returns since inception have slightly outpaced those of the S&P
500. (See page 12 for details.)

o We believe the main reason that Income & Growth's returns outpaced those of its peers was the fund's concentration in S&P 500 stocks.

o One of the main reasons the fund underperformed the S&P 500 was the fund's underweighting in large consumer growth stocks, which performed surprisingly well during the period.

o In the near term, we will likely keep Income & Growth underweighted in fully valued large consumer growth stocks, investing instead in companies with improving earnings forecasts that appear to be undervalued.

                                 Equity Growth

                      Total Returns:         AS OF 6/30/97
                         6 Months                  16.90%*
                         1 Year                     34.53%

                      Net Assets:           $482.2 million
                         (AS of 6/30/97)

                      Inception Date:               5/9/91

                      Ticker Symbol:                 BEQGX



                                Income & Growth

                      Total Returns:         AS OF 6/30/97
                         6 Months                  17.79%*
                         1 Year                     33.10%

                      Net Assets:             $1.2 billion
                         (AS of 6/30/97)

                      Inception Date:             12/17/90

                      Ticker Symbol:                 BIGRX

                      * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 33.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

The six months ended June 30, 1997, were very rewarding for investors in American Century Equity Growth and Income & Growth as the funds posted strong returns.

The funds  continued to perform well  despite a change in the  investment  team.
Portfolio managers Dong Zhang and Steve Colton left American Century to pursue other opportunities, but they were replaced by experienced managers who are thoroughly familiar with the funds' objectives and investment approaches. Jeff Tyler and Bill Martin now oversee Equity Growth, and John Schniedwind and Kurt Borgwardt run Income & Growth. It's important to emphasize that these funds rely on quantitative management models that are highly structured and disciplined. The new team has a complete understanding of the models, which remain firmly in place. In fact, Schniedwind and Borgwardt helped develop and refine the models for Benham, and Martin employs a similar model for American Century Global Gold.

We have also made some important changes to our corporate team. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate -- building the investment tools today that will lead us and our investors to success in the next century.

In July, as part of our evolution, American Century agreed to enter into a business partnership with J.P. Morgan & Co., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc., the investment manager of the American Century family of mutual funds. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer to you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

Within the framework of this new relationship American Century will continue to operate as an independent company. No changes in your fund's portfolio managers, investment policies, fees or expenses are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
Chief Executive Officer                     Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

The Bigger the Better

U.S. stocks posted strong but widely divergent returns during the six-month period ended June 30, 1997. The shares of large companies benefited the most from the bullish enthusiasm of market participants. Concerned that the market's seven-year surge might finally run out of steam, investors favored shares of relatively stable, industry-leading firms like those in the S&P 500. Blue-chip issues significantly outperformed the shares of smaller-company stocks, primarily because of that favoritism. With investors placing a higher premium on earnings growth than on earnings stability, large capitalization growth stocks (companies demonstrating above-average earnings growth) generally outperformed value stocks (shares of companies that are attractively priced) during the first half of the year.

The S&P 500 Powered Ahead

The S&P 500 is frequently used as a gauge for the U.S. stock market as a whole, although the index better reflects the large-cap sector of the U.S. stock market. The sustained advance of the S&P 500 has been a key success story in recent times. The index posted a whopping 20.61% return during the period, with second-quarter returns posting the largest quarterly advance in a decade. Factors that supported the S&P 500's surprisingly strong performance included:

o Favorable U.S. economic conditions--strong economic growth, record low levels of inflation, strong consumer demand and strong profit growth, especially for large-cap companies.

o Investors seeking predictable earnings and highly liquid stocks--such as those of Coca-Cola, Microsoft and Procter & Gamble--because of concern over the possibility of an economic downturn.

o The popularity and success of S&P 500 index mutual funds. Investors have flooded stock mutual funds with investment capital in recent years--over $200 billion went into stock funds in 1996 alone. With many of these investor dollars earmarked for stocks in the S&P 500, the prices of those shares rose much faster than the prices of small-cap issues.

Lower Returns for Smaller-Cap Stocks

On the other end of the stock market spectrum is the Russell 2000 Index, widely regarded as a proxy for small-cap stocks. Despite solid returns, stocks in the Russell 2000 significantly lagged the performance of S&P 500 stocks as many investors shied away from small-cap growth stocks. Many smaller-cap companies even experienced share price declines despite continued strong earnings. However, the price declines were generally based more on market perception and investor preference than on fundamental indicators such as earnings growth.

[line graph - data below]

S&P500 vs. RUSSELL 2000 (Growth of $1.00)
Value on 6/30/97

                        S&P 500       Russell 2000
12/31/96                $1.00            $1.00
1/31/97                 $1.06            $1.02
2/28/97                 $1.07            $1.00
3/31/97                 $1.03            $0.95
4/30/97                 $1.09            $0.95
5/31/97                 $1.15            $1.06
6/30/97                 $1.21            $1.10

S&P 500                    20.61%
Russell 2000 Index         10.20%

Source: Bloomberg Financial Markets


Semiannual Report                                           Period Overview    3

                                 EQUITY GROWTH

                                                                                AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS    LIFE OF FUND(1)
TOTAL RETURNS AS OF JUNE 30, 1997
Equity Growth .............................  16.90%        34.53%        27.38%        20.05%         17.72%
S&P 500 ...................................  20.61%        34.69%        28.80%        19.74%         17.74%
Average Growth Fund(2) ....................  14.29%        23.97%        22.87%        16.90%         15.29%
Fund's Ranking Among
Growth Funds(2) ...........................    --       82 out of 758 61 out of 473 52 out of 280  55 out of 232

(1)   Inception date was May 9, 1991.
(2)   According to Lipper Analytical Services.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH $10,000 OVER LIFE OF FUND
Value on 6/30/97

$10,000 investment made 5/9/91

Equity Growth.....$27,239.
S & P 500.........$27,261.

                         Equity Growth           S & P 500
5/9/91 (inception)         $10,000.              $10,000.
06/30/91                   $9,640.               $9,769.
09/30/91                   $10,379.              $10,291.
12/31/91                   $11,748.              $11,147.
03/31/92                   $11,129.              $10,867.
06/30/92                   $10,923.              $11,074.
09/30/92                   $11,291.              $11,423.
12/31/92                   $12,233.              $11,995.
03/31/93                   $12,774.              $12,518.
06/30/93                   $12,999.              $12,577.
09/30/93                   $13,698.              $12,901.
12/31/93                   $13,630.              $13,199.
03/31/94                   $12,997.              $12,703.
06/30/94                   $13,178.              $12,757.
09/30/94                   $13,680.              $13,380.
12/31/94                   $13,599.              $13,378.
03/31/95                   $14,866.              $14,677.
06/30/95                   $16,299.              $16,073.
09/30/95                   $17,322.              $17,347.
12/31/95                   $18,299.              $18,388.
03/31/96                   $19,448.              $19,374.
06/30/96                   $20,248.              $20,239.
09/30/96                   $21,170.              $20,861.
12/31/96                   $23,302.              $22,603.
03/31/97                   $23,618.              $23,213.
06/30/97                   $27,239.              $27,261.

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                            6/30/97   12/31/96
Number of Companies           160        151
Dividend Yield               2.00%      1.92%
Price/Earnings Ratio         16.9       16.1
Portfolio Turnover          65%(1)     131%(2)
Expense Ratio              0.63%(3)     0.63%

(1)  Six months ended 6/30/97.
(2)  Year ended 12/31/96.
(3)  Annualized.


4    Equity Growth                                  American Century Investments


                                 EQUITY GROWTH

Management Q & A

An interview with Jeff Tyler and Bill Martin, portfolio managers on the Equity Growth investment team.

How did the fund perform?

Equity Growth posted a strong 16.90% total return for the six months ended June 30, 1997, outpacing the 14.29% average return of the 840 "Growth Funds" tracked by Lipper Analytical Services. For the period, the fund finished in the top third of its peer group category, and its longer-term comparative returns are even more impressive. (See the Total Returns table on the previous page for other fund performance comparisons.) For the period, the fund lagged its benchmark, the S&P 500, which posted a 20.61% return. However, the fund's returns since inception are nearly identical to the S&P 500.

How did the fund outpace the average return of its peers?

We believe the main reason that Equity Growth's returns outpaced those of its peers was the fund's concentration in S&P 500 stocks. With investors favoring large-cap issues during the period, the smaller-cap emphasis of many of the fund's peers failed to provide the same returns.

Also boosting the fund's returns was our policy of remaining fully invested in U.S. stocks. During times like the last few years, when the market's bullish tone drives stock prices higher, keeping fully invested in stocks allows us to maximize Equity Growth's returns.

[bar chart - data below]

EQUITY GROWTH'S ONE-YEAR RETURNS SINCE INCEPTION (Periods ended June 30)

                     Equity Growth                S&P 500
6/91*                   -3.60%                    -2.31%
6/92                    13.31%                    13.36%
6/93                    19.00%                    13.57%
6/94                     1.37%                     1.43%
6/95                    23.69%                    25.99%
6/96                    24.23%                    25.92%
6/97                    34.53%                    34.69%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 32 for a description of the index.

* Return from 5/9/91 to 6/30/91.


Semiannual Report                                             Equity Growth    5


                                 EQUITY GROWTH

Banking stocks were the fund's top industry holding by the period's end. Can you cite an example of a bank stock that you held, why it was chosen and how the stock performed?

A good example of a bank stock that we liked during the period was BankAmerica Corp. (BofA), which was one of our larger holdings. BofA was able to reap the benefits of California's economic recovery thanks to its strong California franchise, helping the company's shares post a 58% return in 1996. The strong revenue and earnings growth BofA achieved, and the low interest rate environment during much of this year, increased the stock's attractiveness to our growth model.

Despite the company's strong revenue growth, its shares were also attractively priced compared with many other stocks in the market. That got the attention of our value model too. We therefore held a large position in BankAmerica that paid off handsomely--shares of BankAmerica returned nearly 31% for the first six months of this year.

The fund's second largest stock holding by the end of the period was Ford Motor Co. Why was this stock so attractive?

We increased the fund's exposure to Ford from 0.5% of the fund's investments at the end of December 1996 to 2.7% by the end of June 1997 for several reasons.

From a fundamental standpoint, Ford had a solid year in 1996. Under the leadership of Chairman and Chief Executive Officer Alex Trotman, Ford streamlined its global product development and introduced several new product lines that were well received by consumers. In addition, the company continued to strengthen its balance sheet by unloading many of its non-strategic businesses. From a value standpoint, the company's P/E ratio was only 9 at the start of the year, lower than the 18 market average at the time.

The combination of these factors led us to believe that Ford would be a strong performer in 1997, which proved a solid investment choice. For the first six months of this year, Ford shares returned 21%.

Why did fund performance differ from that of the S&P 500?

We believe one of the main reasons behind the disparity was the fund's tendency to underweight certain stocks. While our models lead us to choose shares of companies that are attractively valued with improving earnings forecasts--such as BofA and Ford--the models tend to lead us away from holding large amounts of stocks that are trading at historically expensive prices.

As a result, we kept the fund's weighting in large-cap consumer growth stocks like Coca-Cola and Gillette proportionally lower than their weightings in the S&P 500. However, these stocks continued to perform well, despite what we believe are inflated valuations caused by

TOP TEN HOLDINGS                  % of fund investments
                                 As of            As of
                                 6/30/97         12/31/96
Intel Corp.                       3.0%             0.9%
Ford Motor Co.                    2.7%             0.5%
Merck & Co., Inc.                 2.3%             1.2%
Dow Chemical Co.                  2.2%             1.1%
Chase Manhattan Corp.             2.1%             1.2%
Schlumberger Ltd.                 2.0%              --
Travelers Group, Inc.             1.9%             1.8%
General Re Corp.                  1.8%             2.1%
Bristol-Myers Squibb Co.          1.7%             0.9%
Bell Atlantic Corp.               1.7%             0.8%


6    Equity Growth                                  American Century Investments


                                 EQUITY GROWTH

investors continuing to favor highly liquid blue-chip issues during the six-month period. The fund's bias toward more attractively valued stocks that have lagged the past year's blue-chip rally caused the fund to underperform.

You recently assumed the managerial reins of the fund from Dong Zhang who left American Century to pursue other opportunities. Does that mean that the fund's investment strategy will change?

Not at all. With the help of our models, we will continue to look for stocks that demonstrate positive earnings momentum and that we feel are undervalued. At the same time, we will continue to work closely with our quantitative research staff to improve our stock ranking models.

What is your outlook for U.S. stocks for the rest of 1997?

1997 has been the latest in a recent string of surprisingly strong years for the U.S. stock market, producing historically high returns. However, we believe the likelihood that such returns will continue for the rest of the year is diminishing.

We think most favorable economic and market expectations are already incorporated in stock prices. These high stock valuations could spell increased market volatility in the months ahead, since shares of companies failing to meet or exceed investor expectations for profit growth could suffer. Whether the record cash flows into stock mutual funds--which added roughly $114 billion of investment capital in the first half of this year alone--will continue is another uncertain factor.

The outlook is not entirely gloomy, however. The U.S. economy is now in its seventh year of expansion and there are still no immediate signs of inflation. With the passage of a capital gains tax cut, stocks, especially smaller-caps, may soon become even more attractive to investors. We therefore anticipate that, barring some unforeseen event, stocks could continue to perform well through the rest of 1997, though at a more subdued pace.

What are your plans for the fund going forward?

From a sector standpoint, we will likely continue to favor banking and financial service stocks as the low interest rate environment provides a potentially ideal climate for this sector to produce solid returns. At the same time, we are likely to remain underweighted in large consumer growth stocks such as Coca-Cola and Gillette, which we believe are not currently attractive from a valuation standpoint.

We also plan to remain fully invested in stocks of companies with improving earnings forecasts that appear to be undervalued in an effort to provide investors with attractive returns and lower risk.

TOP FIVE INDUSTRIES                        % of fund investments
                                         As of             As of
                                         6/30/97          12/31/96
Banking                                   8.9%              6.7%
Insurance                                 6.8%              6.3%
Pharmaceuticals                           6.2%              3.8%
Automobiles & Auto Parts                  5.6%              2.2%
Energy (Production & Marketing)           5.3%              8.9%


Semiannual Report                                             Equity Growth    7


                            SCHEDULE OF INVESTMENTS
                                 EQUITY GROWTH

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

COMMON STOCKS
AEROSPACE & DEFENSE--2.0%
   105,100    Boeing Co.                                       $  5,576,869
    57,100    General Dynamics Corp.                              4,282,500
                                                                  ---------
                                                                  9,859,369
                                                                  ---------
AIRLINES--1.5%
    45,000    AMR Corp.(1)                                        4,162,500
    25,000    British Airways plc ADR                             2,873,437
                                                                  ---------
                                                                  7,035,937
                                                                  ---------
AUTOMOBILES & AUTO PARTS--5.6%
   338,600    Ford Motor Co.                                     12,782,150
   129,400    General Motors Corp.                                7,205,962
    52,400    Honda Motor Co., Ltd. ADR                           3,153,825
    42,000    Magna International Inc. Cl A                       2,527,875
    40,400    Modine Manufacturing Co.                            1,206,950
                                                                  ---------
                                                                 26,876,762
                                                                 ----------
BANKING--8.9%
   110,000    Banc One Corp.                                      5,328,125
   121,800    BankAmerica Corp.(2)                                7,863,712
    36,600    Bankers Trust New York Corp.                        3,184,200
   102,400    Chase Manhattan Corp.                               9,939,200
     5,400    Citicorp                                              651,038
    35,000    First Chicago NBD Corp.                             2,117,500
    80,300    First Union Corp.(2)                                7,427,750
    60,000    Morgan (J.P.) & Co.                                 6,262,500
                                                                  ---------
                                                                 42,774,025
                                                                 ----------
BIOTECHNOLOGY--1.1%
    88,200    Amgen Inc.                                          5,123,869
                                                                  ---------
BUILDING & HOME IMPROVEMENTS--0.2%
    20,100    Jacobs Engineering Group Inc.(1)                      540,188
    11,000    Johns Manville Corp.                                  129,938
    18,040    Republic Group, Inc.                                  363,055
                                                                  ---------
                                                                  1,033,181
                                                                  ---------
BUSINESS SERVICES & SUPPLIES--0.6%
    16,100    Kelly Services, Inc.                                  505,641
    40,000    Omnicom Group Inc.                                  2,465,000
                                                                  ---------
                                                                  2,970,641
                                                                  ---------

Shares                                                                  Value
-----------------------------------------------------------------------------

CHEMICALS & RESINS--4.4%
    22,300    Church & Dwight Co., Inc.                       $     596,525
   119,200    Dow Chemical Co.                                   10,385,300
    10,000    du Pont (E.I.) de Nemours & Co.                       628,750
   132,700    Ecolab Inc.                                         6,336,425
    27,000    Raychem Corp.                                       2,008,125
    30,200    Union Carbide Corp.                                 1,421,287
                                                                  ---------
                                                                 21,376,412
                                                                 ----------
COMMUNICATIONS EQUIPMENT--0.4%
    43,300    Allen Group Inc. (The)(1)                             898,475
    20,000    Ascend Communications, Inc.(1)                        785,625
                                                                  ---------
                                                                  1,684,100
                                                                  ---------
COMMUNICATIONS SERVICES--5.1%
    76,000    Ameritech Corp.                                     5,163,250
   105,000    Bell Atlantic Corp.(2)                              7,966,875
    45,000    BellSouth Corp.                                     2,086,875
    71,300    British Telecommunications plc
                ADR                                               5,294,025
   100,000    MCI Communications Corp.                            3,828,125
                                                                  ---------
                                                                 24,339,150
                                                                 ----------
COMPUTER PERIPHERALS--0.9%
    92,600    Adaptec, Inc.(1)                                    3,217,850
    24,100    Quantum Corp.(1)                                      490,284
    15,000    Seagate Technology, Inc.(1)                           527,812
                                                                  ---------
                                                                  4,235,946
                                                                  ---------
COMPUTER SOFTWARE & SERVICES--4.8%
    33,700    Adobe Systems Inc.                                  1,182,659
   112,900    Cadence Design Systems, Inc.(1)                     3,782,150
   140,000    Ceridian Corp.(1)                                   5,915,000
    30,000    HBO & Co.                                           2,066,250
    24,000    McAfee Associates, Inc.(1)                          1,513,500
    34,600    Microsoft Corp.(1)                                  4,375,819
    18,400    Oracle Systems Corp.(1)                               926,325
    25,000    Parametric Technology Corp.(1)                      1,063,281
    40,000    Shared Medical Systems Corp.                        2,155,000
                                                                  ---------
                                                                 22,979,984
                                                                 ----------
COMPUTER SYSTEMS--3.2%
    66,600    Compaq Computer Corp.(1)                            6,610,050
     2,700    Dell Computer Corp.(1)                                316,997
    50,000    Gateway 2000, Inc.(1)                               1,621,875

See Notes to Financial Statements


8    Equity Growth                                  American Century Investments


                            SCHEDULE OF INVESTMENTS
                                 EQUITY GROWTH

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

    60,000    Hewlett-Packard Co.                              $  3,360,000
    36,000    International Business
                Machines Corp.                                    3,246,750
                                                                  ---------
                                                                 15,155,672
                                                                 ----------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.4%
    23,500    Centex Corp.                                          954,687
    29,800    Harsco Corp.                                        1,206,900
                                                                  ---------
                                                                  2,161,587
                                                                  ---------
CONSUMER PRODUCTS--1.6%
   267,400    Hasbro, Inc.                                        7,587,475
                                                                  ---------
CONTROL & MEASUREMENT--0.8%
    78,600    Coherent, Inc.(1)                                   3,509,981
     2,600    Fluke Corp.                                           154,050
                                                                  ---------
                                                                  3,664,031
                                                                  ---------
DIVERSIFIED COMPANIES--1.2%
    90,600    General Electric Co. (U.S.)(2)                      5,922,975
                                                                  ---------
ELECTRICAL & ELECTRONIC
COMPONENTS--4.9%
    65,900    Grainger (W.W.), Inc.                               5,152,556
   102,000    Intel Corp.                                        14,442,562
    30,000    Johnson Controls, Inc.                              1,231,875
    46,600    SCI Systems, Inc.(1)                                2,970,750
                                                                  ---------
                                                                 23,797,743
                                                                 ----------
ENERGY (PRODUCTION & MARKETING)--5.3%
    51,200    Atlantic Richfield Co.                              3,609,600
    60,000    Chevron Corp.                                       4,436,250
    20,000    Exxon Corp.                                         1,230,000
    97,100    Imperial Oil Ltd.                                   4,988,513
    28,700    Kerr-McGee Corp.                                    1,818,862
     7,200    Royal Dutch Petroleum Co.                             391,500
    79,900    Union Texas Petroleum
                Holdings, Inc.                                    1,672,906
   192,300    Unocal Corp.                                        7,463,644
                                                                  ---------
                                                                 25,611,275
                                                                 ----------
ENERGY (SERVICES)--2.9%
    30,000    Rowan Companies, Inc.(1)                              845,625
    76,000    Schlumberger Ltd.                                   9,500,000
    85,000    Tidewater Inc.                                      3,740,000
                                                                  ---------
                                                                 14,085,625
                                                                 ----------

Shares                                                                  Value
-----------------------------------------------------------------------------

FINANCIAL SERVICES--4.4%
    81,287    Bear Stearns Companies Inc.                      $  2,778,999
   118,000    Equitable of Iowa Companies                         3,923,500
    66,000    Green Tree Financial Corp.                          2,351,250
    40,000    Lehman Brothers Holdings, Inc.                      1,620,000
    97,200    Merrill Lynch & Co., Inc.                           5,795,550
    73,425    Morgan Stanley, Dean Witter,
                Discover & Co.                                    3,161,864
    35,400    Paine Webber Group, Inc.                            1,239,000
     7,700    Salomon Inc.                                          428,313
                                                                  ---------
                                                                 21,298,476
                                                                 ----------
FOOD & BEVERAGE--0.6%
    60,000    Lancaster Colony Corp.                              2,900,625
     5,200    Lance, Inc.                                            99,450
                                                                  ---------
                                                                  3,000,075
                                                                  ---------
FURNITURE & FURNISHINGS--0.1%
    11,800    La-Z-Boy Chair Co.                                    424,800
                                                                  ---------
HEALTHCARE--2.4%
    98,000    Columbia/HCA Healthcare Corp.                       3,852,625
    15,000    Lincare Holdings Inc.(1)                              645,469
    70,000    PhyCor, Inc.(1)                                     2,408,437
    11,900    RoTech Medical Corp.(1)                               239,116
   100,500    Wellpoint Health Networks Inc.(1)                   4,610,437
                                                                  ---------
                                                                 11,756,084
                                                                 ----------
INDUSTRIAL EQUIPMENT & MACHINERY--2.3%
    40,000    Caterpillar Inc.                                    4,295,000
    30,000    Dresser Industries, Inc.                            1,117,500
    90,000    Ingersoll-Rand Co.                                  5,557,500
                                                                  ---------
                                                                 10,970,000
                                                                 ----------
INSURANCE--6.8%
    32,000    CIGNA Corp.                                         5,680,000
     8,400    Fremont General Corp.                                 338,100
    20,000    Gallagher (Arthur J.) & Co.                           755,000
    47,500    General Re Corp.                                    8,645,000
    25,000    ITT Hartford Group, Inc.                            2,068,750
    12,800    Loews Corp.                                         1,281,600
    40,000    Orion Capital Corp.                                 2,950,000
    36,500    Selective Insurance Group, Inc.                     1,767,969
   145,933    Travelers Group, Inc.                               9,202,900
                                                                  ---------
                                                                 32,689,319
                                                                 ----------

See Notes to Financial Statements


Semiannual Report                                             Equity Growth    9


                            SCHEDULE OF INVESTMENTS
                                 EQUITY GROWTH

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

LEISURE--1.9%
    17,300    Eastman Kodak Co.                                $  1,327,775
    30,000    HFS, Inc.(1)                                        1,740,000
   221,300    Hilton Hotels Corporation                           5,878,281
     4,400    King World Productions, Inc.                          154,000
                                                                  ---------
                                                                  9,100,056
                                                                  ---------
MACHINERY & EQUIPMENT--0.7%
    49,400    Dover Corp.                                         3,038,100
     3,400    Durco International Inc.                              100,088
                                                                  ---------
                                                                  3,138,188
                                                                  ---------
MEDICAL EQUIPMENT & SUPPLIES--2.8%
     2,300    Datascope Corp.(1)                                     44,419
   133,000    Hillenbrand Industries, Inc.                        6,317,500
    60,000    Hologic, Inc.(1)                                    1,601,250
    60,000    Thermo Electron Corp.(1)                            2,062,500
    23,500    Thermo Instrument Systems Inc.(1)                     719,688
    51,000    US Surgical Corp.                                   1,899,750
    30,000    Wesley Jessen VisionCare, Inc.(1)                     718,125
                                                                  ---------
                                                                 13,363,232
                                                                 ----------
METALS & MINING--0.8%
     3,000    Ashland Coal, Inc.                                     85,500
    26,900    Vulcan Materials Co.                                2,111,650
    20,000    Zeigler Coal Holding Co.                              467,500
    39,100    Zurn Industries, Inc.                               1,124,125
                                                                  ---------
                                                                  3,788,775
                                                                  ---------
PAPER & FOREST PRODUCTS--0.1%
    37,700    Pope & Talbot, Inc.                                   619,694
                                                                  ---------
PERSONAL SERVICES--0.3%
    58,700    CUC International Inc.(1)                           1,515,194
                                                                  ---------
PHARMACEUTICALS--6.2%
    12,000    American Home Products Corp.                          918,000
   100,000    Bristol-Myers Squibb Co.                            8,100,000
    69,500    Dura Pharmaceuticals, Inc.(1)                       2,766,969
    71,600    Johnson & Johnson                                   4,609,250
     8,100    Mallinckrodt Inc.                                     307,800
   108,800    Merck & Co., Inc.                                  11,260,800
    23,000    Pharmacia & Upjohn Inc.                               799,250
    30,000    Watson Pharmaceuticals Inc.(1)                      1,265,625
                                                                  ---------
                                                                 30,027,694
                                                                 ----------

Shares                                                                  Value
-----------------------------------------------------------------------------

PRINTING & PUBLISHING--1.9%
    16,200    Bowne & Co., Inc.                                 $   564,975
    40,000    Meredith Corp.                                      1,160,000
   175,700    Moore Corporation Ltd.                              3,459,094
    31,200    Wallace Computer Services, Inc.                       937,950
     8,000    Washington Post Co. (The)                           3,184,000
                                                                  ---------
                                                                  9,306,019
                                                                  ---------
RAILROADS--0.4%
    75,000    Canadian Pacific Ltd.                               2,132,813
                                                                  ---------
RESTAURANTS--0.6%
    60,000    Applebee's International Inc.(1)                    1,608,750
    45,900    Boston Chicken, Inc.(1)                               641,166
    30,000    Lone Star Steakhouse & Saloon,
                Inc.(1)                                             781,875
                                                                  ---------
                                                                  3,031,791
                                                                  ---------
RETAIL (APPAREL)--0.7%
    26,000    Burlington Coat Factory
                Warehouse Corp.(1)                                  507,000
    20,000    Liz Claiborne, Inc.                                   932,500
    72,000    TJX Companies, Inc. (The)                           1,899,000
                                                                  ---------
                                                                  3,338,500
                                                                  ---------
RETAIL (FOOD & DRUG)--0.5%
    72,000    Universal Corp.                                     2,286,000
                                                                  ---------
RETAIL (SPECIALTY)--0.3%
    50,000    CompUSA Inc.(1)                                     1,075,000
    10,000    Lowe's Companies, Inc.                                371,250
                                                                  ---------
                                                                  1,446,250
                                                                  ---------
RUBBER & PLASTICS--0.3%
    40,000    Carlisle Companies, Inc.                            1,395,000
                                                                  ---------
TEXTILES & APPAREL--1.1%
    80,000    Dexter Corp. (The)                                  2,560,000
    40,000    Nautica Enterprises, Inc.(1)                        1,058,750
    17,600    NIKE, Inc.                                          1,027,400
    19,400    Tommy Hilfiger Corp.(1)                               779,637
                                                                  ---------
                                                                  5,425,787
                                                                  ---------
TOBACCO--1.0%
    70,000    American Brands, Inc.                               2,611,875
    70,000    Gallaher Group Plc ADR(1)                           1,290,625
    23,000    RJR Nabisco Holdings Corp.                            759,000
                                                                  ---------
                                                                  4,661,500
                                                                  ---------

See Notes to Financial Statements


10   Equity Growth                                  American Century Investments


                            SCHEDULE OF INVESTMENTS
                                 EQUITY GROWTH

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

UTILITIES--4.4%
    20,000    Columbia Gas System, Inc. (The)               $     1,305,000
    37,500    DQE, Inc.                                           1,059,375
   224,900    Entergy Corp.                                       6,156,637
    88,000    General Public Utilities Corp.                      3,157,000
    30,000    Hawaiian Electric Industries, Inc.                  1,158,750
    50,000    NIPSCO Industries, Inc.                             2,065,625
    50,000    Pennsylvania Power & Light Co.                        996,875
   200,000    Public Service Enterprise Group Inc.                5,000,000
                                                                  ---------
                                                                 20,899,262
                                                                 ----------
TOTAL COMMON STOCKS--96.4%                                      463,890,268
   (Cost $401,872,496)                                          ===========

TEMPORARY CASH INVESTMENTS--3.6%
   Repurchase Agreement, Goldman Sachs & Co.,
      Inc., (U.S. Treasury obligations), in a joint
      trading account at 5.80%, dated 6/30/97,
      due 7/1/97 (Delivery value $17,202,771)                    17,200,000
                                                                  ---------
   (Cost $17,200,000)
TOTAL INVESTMENT SECURITIES--100.0%                            $481,090,268
   (Cost $419,072,496)                                          ===========

FUTURES CONTRACTS
                      Expiration          Underlying Face         Unrealized
     Purchased           Date              Amount at Value           Gain
     ---------           ----              ---------------           ----
    32 S&P 500         September
      Futures            1997               $14,244,000            $103,580
                                             ==========             =======

Notes  to  Schedule  of  Investments
ADR  =  American  Depositary  Receipt
(1) Non-income producing.
(2) Security, or a portion thereof, has been segregated at the custodian bank for futures contracts.

See Notes to Financial Statements


Semiannual Report                                             Equity Growth   11


                                INCOME & GROWTH

                                                                                AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS    LIFE OF FUND(1)
TOTAL RETURNS AS OF JUNE 30, 1997
Income & Growth ............................ 17.79%        33.10%        27.51%        19.87%         20.41%
S&P 500 .................................... 20.61%        34.69%        28.80%        19.74%         19.82%
Average Growth & Income Fund(2) ............ 15.51%        28.15%        23.58%        17.26%        17.53%(3)
Fund's Ranking Among Growth
   & Income Funds(2) .......................   --       89 out of 533 24 out of 337 22 out of 21314 out of 169(3)

(1)  Inception date was December 17, 1990.
(2)  According to Lipper Analytical Services.
(3) Since 12/20/90, the date nearest the fund's inception for which data are available.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/97

Income & Growth...$33,657.
S & P 500.........$32,590.

                        Income & Growth          S & P 500
12/17/90 (INCEP)           $10,000.              $10,000.
03/31/91                   $11,820.              $11,704.
06/30/91                   $11,784.              $11,679.
09/30/91                   $12,689.              $12,303.
12/31/91                   $14,084.              $13,326.
03/31/92                   $13,598.              $12,991.
06/30/92                   $13,603.              $13,239.
09/30/92                   $13,999.              $13,656.
12/31/92                   $15,192.              $14,340.
03/31/93                   $15,933.              $14,964.
06/30/93                   $16,298.              $15,035.
09/30/93                   $16,983.              $15,422.
12/31/93                   $16,911.              $15,779.
03/31/94                   $16,150.              $15,186.
06/30/94                   $16,234.              $15,251.
09/30/94                   $16,853.              $15,996.
12/31/94                   $16,817.              $15,993.
03/31/95                   $18,288.              $17,564.
06/30/95                   $20,013.              $19,215.
09/30/95                   $21,676.              $20,737.
12/31/95                   $23,017.              $21,982.
03/31/96                   $24,304.              $23,161.
06/30/96                   $25,287.              $24,196.
09/30/96                   $26,149.              $24,939.
12/31/96                   $28,575.              $27,022.
03/31/97                   $29,083.              $27,751.
06/30/97                   $33,657.              $32,590.

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                            6/30/97   12/31/96
Number of Companies           212        193
Dividend Yield               2.40%      2.55%
Price/Earnings Ratio         17.3       15.7
Portfolio Turnover          47%(1)     92%(2)
Expense Ratio              0.59%(3)     0.62%

(1)  Six months ended 6/30/97.
(2)  Year ended 12/31/96.
(3)  Annualized.


12   Income & Growth                                American Century Investments


                                INCOME & GROWTH

Management Q & A

An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the Income & Growth investment team.

How did the fund perform?

The fund posted a strong 17.79% total return for the six months ended June 30, 1997, outpacing the 15.51% average return of the 612 "Growth & Income Funds" tracked by Lipper Analytical Services. For the period, the fund finished in the top 25% of its peer group category, and its longer-term returns are even more impressive. (See the Total Returns table on the previous page for other fund performance comparisons.) For the period, the fund lagged its benchmark, the S&P 500, which posted a 20.61% return. However, the fund's returns since inception have slightly outpaced those of the S&P 500.

Why was the fund able to outpace the average return of its peers?

We believe the main reason that Income & Growth's returns outpaced those of its peers was the fund's concentration in S&P 500 stocks. With investors favoring large-cap issues during the period, the smaller-cap emphasis of many of the fund's peers failed to provide the same returns.

Also boosting the fund's returns was our policy of remaining fully invested in U.S. stocks. During times like the last few years, when the market's bullish tone drives stock prices higher, keeping fully invested in stocks allows us to maximize Income & Growth's returns.

[bar graph - data below]

INCOME & GROWTH'S ONE-YEAR RETURNS SINCE INCEPTION (Periods ended June 30)

               Income & Growth           S&P 500
6/91*              17.84%                16.79%
6/92               15.44%                13.36%
6/93               19.82%                13.57%
6/94               -0.40%                 1.43%
6/95               23.28%                25.99%
6/96               26.36%                25.92%
6/97               33.10%                34.69%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 32 for a description of the index.

* Return from 12/17/90 to 6/30/91.


Semiannual Report                                           Income & Growth   13


                                INCOME & GROWTH

Banking stocks were the fund's top industry holding by the end of the period. Can you cite an example of a bank stock that you held, why it was chosen and how the stock performed?

A good example of a bank stock that we liked during the period was BankAmerica Corp. (BofA), which was one of our larger holdings. BofA was able to reap the benefits of California's economic recovery thanks to its strong California franchise, helping BofA shares post a 58% return in 1996. The strong revenue and earnings growth BofA achieved, and the low interest rate environment during much of this year, increased the stock's attractiveness to our growth model.

Despite the company's strong revenue growth, BofA shares were attractively priced compared with many other stocks in the market. That got the attention of our value model too. We therefore held a large position in BankAmerica that paid off handsomely--shares of BankAmerica returned nearly 31% for the first six months of this year.

The fund's second largest stock holding by the end of the period was Merck & Co., Inc. Why was this stock so attractive?

We increased the fund's exposure to Merck from 1.1% of the fund's investments at the end of December 1996 to 2.5% by the end of June 1997 for several reasons.

From a fundamental standpoint, Merck had a solid fiscal 1996. Led by Chairman, President and CEO Raymond V. Gilmartin, Merck's worldwide sales grew by 19%, the company's net income increased 16% and earnings on shares of its stock rose 19%. Fueling that performance was a string of new products that gained rapid acceptance in the marketplace. Analysts have also been raising their forecast estimates for Merck's earnings, which is favorably viewed by our models.

The combination of these factors led us to believe that Merck would be a strong performer in 1997, and our expectations paid off handsomely. For the first six months of this year, shares of Merck returned nearly 30%.

Why did fund performance differ from that of the S&P 500?

We believe one of the main reasons behind the disparity was the fund's tendency to underweight certain stocks. While our models lead us to choose shares of companies that are attractively valued with improving earnings forecasts such as BofA and Merck, the models tend to lead us away from holding large amounts of stocks that are trading at historically expensive prices.

As a result, we kept the fund's weighting in large-cap consumer growth stocks like Coca-Cola and Gillette proportionally lower than their weightings in the S&P 500. However, these stocks continued to perform well, despite what we believe are inflated valuations caused by investors continuing to favor highly liquid blue-chip issues during the six-month period.

TOP TEN HOLDINGS                           % of fund investments
                                         As of             As of
                                         6/30/97          12/31/96
Intel Corp.                               2.6%              1.6%
Merck & Co., Inc.                         2.5%              1.1%
Bristol-Myers Squibb Co.                  2.1%              2.4%
Ford Motor Co.                            1.9%              0.8%
General Electric Co. (U.S.)               1.6%              2.1%
duPont (E.I.) de Nemours & Co.            1.6%              3.0%
Microsoft Corp.                           1.5%              0.2%
Bankers Trust New York Corp.              1.5%              1.3%
Travelers Group, Inc.                     1.4%              1.0%
Bell Atlantic Corp.                       1.4%              1.2%


14   Income & Growth                                American Century Investments


                                INCOME & GROWTH

The fund's bias toward income leads us to hold a significant portion of the fund in higher yielding electric utilities stocks, which performed poorly for the period, dampening Income & Growth's returns. Electric utilities stocks were somewhat out of favor due to the competitive environment that utilities face because of deregulation. At prevailing prices, we believe that the electric utility stocks we have chosen offer good dividend yields and appreciation potential.

You recently assumed the managerial reins of the fund from Steve Colton who left American Century to pursue other opportunities. Does that mean that the fund's investment strategy will change?

Not at all. With the help of our models, we will continue to look for stocks that demonstrate positive earnings momentum and that we feel are undervalued. At the same time, we will continue to work closely with our quantitative research staff to improve our stock ranking models.

What is your outlook for U.S. stocks for the rest of 1997?

1997 has been the latest in a recent string of surprisingly strong years for the U.S. stock market, producing historically high returns. However, we believe the likelihood that such returns will continue for the rest of the year is diminishing.

We think most favorable economic and market expectations are already incorporated in stock prices. These high stock valuations could spell increased market volatility in the months ahead, since shares of companies failing to meet or exceed investor expectations for profit growth could suffer. Whether the record cash flows into stock mutual funds--which added roughly $114 billion of investment capital in the first half of this year alone--will continue is another uncertain factor.

The outlook is not entirely gloomy, however. The U.S. economy is now in its seventh year of expansion and there are still no immediate signs of inflation. With the passage of a capital gains tax cut, stocks, especially smaller-caps, may soon become even more attractive to investors. We therefore anticipate that, barring some unforeseen event, stocks should continue to perform well through the rest of 1997, though at a more subdued pace.

What are your plans for the fund going forward?

From a sector standpoint, we will likely continue to favor banking and financial service stocks as the low interest rate environment provides a potentially ideal climate for this sector to produce solid returns. At the same time, we are likely to remain underweighted in large consumer non-cyclical growth stocks such as Coca-Cola and Gillette, which we are not currently attractive from a valuation standpoint.

We also plan to remain fully invested in stocks of companies with improving earnings forecasts that appear to be undervalued in an effort to provide investors with attractive returns and lower risk.

TOP FIVE INDUSTRIES                        % of fund investments
                                         As of             As of
                                         6/30/97          12/31/96
Banking                                   8.2%              7.7%
Pharmaceuticals                           7.2%              6.5%
Energy (Production & Marketing)           6.3%              9.9%
Utilities                                 6.2%              6.3%
Communications Services                   5.4%              7.4%


Semiannual Report                                           Income & Growth   15


                            SCHEDULE OF INVESTMENTS
                                INCOME & GROWTH

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

COMMON STOCKS
AEROSPACE & DEFENSE--2.0%
   210,200    Boeing Co.                                      $  11,153,737
   109,400    General Dynamics Corp.                              8,205,000
    68,800    United Technologies Corp.                           5,710,400
                                                                  ---------
                                                                 25,069,137
                                                                 ----------
AIRLINES--0.5%
    40,900    AMR Corp.(1)                                        3,783,250
    17,400    British Airways plc ADR                             1,999,912
     7,700    Delta Air Lines Inc.                                  631,400
                                                                  ---------
                                                                  6,414,562
                                                                  ---------
AUTOMOBILES & AUTO PARTS--4.6%
   254,000    Chrysler Corp.                                      8,334,375
    51,900    Excel Industries, Inc.                              1,012,050
   624,500    Ford Motor Co.                                     23,574,875
   262,700    General Motors Corp.                               14,629,106
   128,700    Honda Motor Co., Ltd. ADR                           7,746,131
    24,300    Magna International Inc. Cl A                       1,462,556
    30,000    Modine Manufacturing Co.                              896,250
                                                                  ---------
                                                                 57,655,343
                                                                 ----------
BANKING--8.2%
   122,400    Banc One Corp.                                      5,928,750
   222,000    BankAmerica Corp.                                  14,332,875
   221,000    Bankers Trust New York Corp.                       19,227,000
   169,800    Chase Manhattan Corp.                              16,481,212
    96,000    Citicorp                                           11,574,000
    24,900    City National Corp.                                   599,156
    33,200    Comerica, Inc.                                      2,257,600
    53,000    First Chicago NBD Corp.                             3,206,500
   133,000    First Union Corp.                                  12,302,500
   164,300    Morgan (J.P.) & Co.                                17,148,813
                                                                  ---------
                                                                103,058,406
                                                                -----------
BIOTECHNOLOGY--0.5%
   113,000    Amgen Inc.                                          6,564,594
                                                                  ---------
BUILDING & HOME IMPROVEMENTS--0.2%
   167,600    Johns Manville Corp.                                1,979,775
                                                                  ---------
BUSINESS SERVICES & SUPPLIES--1.1%
    46,000    Interpublic Group of Companies,
                Inc.                                              2,820,375
     9,200    Kelly Services, Inc.                                  288,938

Shares                                                                  Value
-----------------------------------------------------------------------------

   183,100    Ogden Corp.                                      $  3,982,425
   103,900    Omnicom Group Inc.                                  6,402,837
                                                                  ---------
                                                                 13,494,575
                                                                 ----------
CHEMICALS & RESINS--4.5%
    70,700    Chemed Corp.                                        2,646,831
    42,300    Church & Dwight Co., Inc.                           1,131,525
   160,600    Dow Chemical Co.                                   13,992,275
   313,000    du Pont (E.I.) de Nemours & Co.                    19,679,875
   199,700    Ecolab Inc.                                         9,535,675
    11,700    Lubrizol Corp.                                        490,669
    90,000    Raychem Corp.                                       6,693,750
    64,200    Schulman (A.), Inc.                                 1,586,944
     2,400    Union Carbide Corp.                                   112,950
                                                                  ---------
                                                                 55,870,494
                                                                 ----------
COMMUNICATIONS EQUIPMENT--0.5%
    21,100    ADC Telecommunications, Inc.(1)                       705,531
    62,500    Allen Group Inc. (The)(1)                           1,296,875
    26,300    Lucent Technologies Inc.                            1,895,244
    28,700    Motorola, Inc.                                      2,181,200
                                                                  ---------
                                                                  6,078,850
                                                                  ---------
COMMUNICATIONS SERVICES--5.4%
   185,600    Ameritech Corp.                                    12,609,200
   233,900    Bell Atlantic Corp.                                17,747,162
   135,000    BellSouth Corp.                                     6,260,625
   182,800    British Telecommunications plc
                ADR                                              13,572,900
    50,200    GTE Corp.                                           2,202,525
   129,600    MCI Communications Corp.                            4,961,250
   165,600    SBC Communications Inc.                            10,246,500
                                                                  ---------
                                                                 67,600,162
                                                                 ----------
COMPUTER PERIPHERALS--0.6%
   109,700    Adaptec, Inc.(1)                                    3,812,075
    70,000    Quantum Corp.(1)                                    1,424,063
    65,000    Seagate Technology, Inc.(1)                         2,287,187
                                                                  ---------
                                                                  7,523,325
                                                                  ---------
COMPUTER SOFTWARE & SERVICES--5.0%
    35,000    Adobe Systems Inc.                                  1,228,281
   173,000    Cadence Design Systems, Inc.(1)                     5,795,500
   222,400    Ceridian Corp.(1)                                   9,396,400
    86,200    Computer Associates International,
                Inc.                                              4,800,262
    66,000    HBO & Co.                                           4,545,750
    42,300    McAfee Associates, Inc.(1)                          2,667,544

See Notes to Financial Statements


16   Income & Growth                                American Century Investments


                            SCHEDULE OF INVESTMENTS
                                INCOME & GROWTH

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

   152,800    Microsoft Corp.(1)                                $19,324,425
   193,400    Oracle Systems Corp.(1)                             9,736,481
    55,400    Parametric Technology Corp.(1)                      2,356,231
    46,000    Shared Medical Systems Corp.                        2,478,250
                                                                  ---------
                                                                 62,329,124
                                                                 ----------
COMPUTER SYSTEMS--3.2%
   132,100    Compaq Computer Corp.(1)                           13,110,925
    34,700    Dell Computer Corp.(1)                              4,073,997
    80,000    Gateway 2000, Inc.(1)                               2,595,000
   205,800    Hewlett-Packard Co.                                11,524,800
    73,400    International Business Machines
                Corp.                                             6,619,762
    72,400    Sun Microsystems, Inc.(1)                           2,694,638
                                                                  ---------
                                                                 40,619,122
                                                                 ----------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.2%
    61,800    Harsco Corp.                                        2,502,900
                                                                  ---------
CONSUMER PRODUCTS--1.8%
    79,300    Brown Group, Inc.                                   1,481,919
    73,000    Estee Lauder Companies, Inc.                        3,668,250
   305,900    Hasbro, Inc.                                        8,679,912
    65,000    Procter & Gamble Co. (The)                          9,181,250
                                                                  ---------
                                                                 23,011,331
                                                                 ----------
CONTROL & MEASUREMENT--0.5%
    78,100    Coherent, Inc.(1)                                   3,487,653
    39,700    Fluke Corp.                                         2,352,225
                                                                  ---------
                                                                  5,839,878
                                                                  ---------
DIVERSIFIED COMPANIES--1.6%
   305,000    General Electric Co. (U.S.)(2)                     19,939,375
                                                                  ---------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.8%
    20,300    Eaton Corp.                                         1,772,444
    91,200    Grainger (W.W.), Inc.                               7,130,700
   226,200    Intel Corp.(2)                                     32,028,506
    50,600    Johnson Controls, Inc.                              2,077,762
    69,500    SCI Systems, Inc.(1)                                4,430,625
                                                                  ---------
                                                                 47,440,037
                                                                 ----------
ENERGY (PRODUCTION & MARKETING)--6.3%
   194,800    Atlantic Richfield Co.                             13,733,400
   123,200    Chevron Corp.                                       9,109,100
   200,000    Exxon Corp.                                        12,300,000
   176,700    Imperial Oil Ltd.                                   9,077,962

Shares                                                                  Value
-----------------------------------------------------------------------------

    13,700    Kerr-McGee Corp.                                $     868,238
    24,400    Mobil Corp.                                         1,704,950
    41,100    Philips Petroleum Co.                               1,798,125
   314,400    Royal Dutch Petroleum Co.                          17,095,500
    35,400    Shell Transport & Trading Co. ADR                   4,451,550
    82,400    Texaco Inc.                                         8,961,000
                                                                  ---------
                                                                 79,099,825
                                                                 ----------
ENERGY (SERVICES)--1.9%
    59,000    Rowan Companies, Inc.(1)                            1,663,062
   119,200    Schlumberger Ltd.                                  14,900,000
   168,400    Tidewater Inc.                                      7,409,600
                                                                  ---------
                                                                 23,972,662
                                                                 ----------
FINANCIAL SERVICES--4.1%
   125,100    Bear Stearns Companies Inc.                         4,276,856
    33,000    Edwards (A.G.), Inc.                                1,410,750
   140,600    Equitable of Iowa Companies                         4,674,950
   134,100    Federal National Mortgage
                Association                                       5,850,112
    88,700    Green Tree Financial Corp.                          3,159,938
   100,000    Lehman Brothers Holdings, Inc.                      4,050,000
   249,800    Merrill Lynch & Co., Inc.                          14,894,325
   189,915    Morgan Stanley, Dean Witter,
                Discover & Co.                                    8,178,215
    22,700    Paine Webber Group, Inc.                              794,500
    59,800    Salomon Inc.                                        3,326,375
    10,100    Student Loan Marketing
                 Association                                      1,282,700
                                                                  ---------
                                                                 51,898,721
                                                                 ----------
FOOD & BEVERAGE--1.3%
   137,400    Coca-Cola Company (The)                             9,274,500
    70,500    Lancaster Colony Corp.                              3,408,234
    85,500    Lance, Inc.                                         1,635,187
    49,400    Quaker Oats Co. (The)                               2,216,825
                                                                  ---------
                                                                 16,534,746
                                                                 ----------
FURNITURE & FURNISHINGS(3)
     2,300    Kimball International, Inc.                            92,431
                                                                  ---------
HEALTHCARE--1.7%
   122,100    Columbia/HCA Healthcare Corp.                       4,800,056
   110,200    Lincare Holdings Inc.(1)                            4,742,044
    90,000    RoTech Medical Corp.(1)                             1,808,437
    29,000    Tenet Healthcare Corp.(1)                             857,313
   187,200    Wellpoint Health Networks Inc.(1)                   8,587,800
                                                                  ---------
                                                                 20,795,650
                                                                 ----------

See Notes to Financial Statements


Semiannual Report                                           Income & Growth   17


                            SCHEDULE OF INVESTMENTS
                                INCOME & GROWTH

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT &
MACHINERY--1.9%
    77,800    Caterpillar Inc.                                 $  8,353,775
    43,100    Cooper Industries, Inc.                             2,144,225
    83,300    Dresser Industries, Inc.                            3,102,925
   156,600    Ingersoll-Rand Co.                                  9,670,050
    22,800    Manitowoc Co., Inc.                                 1,065,900
                                                                  ---------
                                                                 24,336,875
                                                                 ----------
INSURANCE--4.6%
    26,100    Allstate Corp.                                      1,905,300
    46,400    CIGNA Corp.                                         8,236,000
    59,000    Gallagher (Arthur J.) & Co.                         2,227,250
    82,700    General Re Corp.                                   15,051,400
   103,100    ITT Hartford Group, Inc.                            8,531,525
     4,200    Loews Corp.                                           420,525
    25,000    Orion Capital Corp.                                 1,843,750
   120,900    Reliance Group Holdings, Inc.                       1,435,687
   287,300    Travelers Group, Inc.(2)                           18,117,856
                                                                  ---------
                                                                 57,769,293
                                                                 ----------
LEISURE--2.8%
    60,000    Callaway Golf Co.                                   2,130,000
   222,700    Eastman Kodak Co.                                  17,092,225
    54,200    HFS, Inc.(1)                                        3,143,600
   363,900    Hilton Hotels Corporation                           9,666,094
   108,200    King World Productions, Inc.                        3,787,000
                                                                  ---------
                                                                 35,818,919
                                                                 ----------
MACHINERY & EQUIPMENT--1.7%
    36,300    Barnes Group Inc.                                   1,075,388
   195,000    Dover Corp.                                        11,992,500
   146,100    Durco International Inc.                            4,300,819
   128,600    Timken Co.                                          4,573,337
                                                                  ---------
                                                                 21,942,044
                                                                 ----------
MEDICAL EQUIPMENT & SUPPLIES--1.7%
    23,100    Advanced Technology
                Laboratories, Inc.(1)                               990,413
    10,000    Datascope Corp.(1)                                    193,125
   182,800    Hillenbrand Industries, Inc.                        8,683,000
    92,500    Hologic, Inc.(1)                                    2,468,594
    76,200    Thermo Electron Corp.(1)                            2,619,375
    50,000    Thermo Instrument Systems Inc.(1)                   1,531,250
   125,900    US Surgical Corp.                                   4,689,775
                                                                  ---------
                                                                 21,175,532
                                                                 ----------

Shares                                                                  Value
-----------------------------------------------------------------------------

METALS & MINING--0.7%
    10,000    Ashland Coal, Inc.                              $     285,000
    30,000    Cleveland-Cliffs Inc.                               1,222,500
    14,400    Oregon Metallurgical Corp.(1)                         405,000
    66,500    Vulcan Materials Co.                                5,220,250
    50,700    Zeigler Coal Holding Co.                            1,185,113
                                                                  ---------
                                                                  8,317,863
                                                                  ---------
OFFICE EQUIPMENT & SUPPLIES--0.3%
    25,000    Pitney Bowes Inc.                                   1,737,500
    28,700    Xerox Corp.                                         2,263,713
                                                                  ---------
                                                                  4,001,213
                                                                  ---------
PAPER & FOREST PRODUCTS--0.2%
    22,500    Pope & Talbot, Inc.                                   369,844
    31,400    Weyerhaeuser Co.                                    1,632,800
                                                                  ---------
                                                                  2,002,644
                                                                  ---------
PERSONAL SERVICES--0.3%
   153,300    CUC International Inc.(1)                           3,957,056
                                                                  ---------
PHARMACEUTICALS--7.2%
    81,400    American Home Products Corp.                        6,227,100
   319,600    Bristol-Myers Squibb Co.(2)                        25,887,600
    84,700    Dura Pharmaceuticals, Inc.(1)                       3,372,119
   189,800    Johnson & Johnson                                  12,218,375
    37,700    Mallinckrodt Inc.                                   1,432,600
   300,800    Merck & Co., Inc.                                  31,132,800
   137,000    Pharmacia & Upjohn Inc.                             4,760,750
    40,400    Schering-Plough Corp.                               1,934,150
    75,000    Watson Pharmaceuticals Inc.(1)                      3,164,062
                                                                  ---------
                                                                 90,129,556
                                                                 ----------
PRINTING & PUBLISHING--2.5%
    59,600    Meredith Corp.                                      1,728,400
   371,000    Moore Corporation Ltd.                              7,304,063
   167,600    Tribune Co.                                         8,055,275
   100,000    U S WEST Communications, Inc.                       3,768,750
     8,400    Wallace Computer Services, Inc.                       252,525
    24,700    Washington Post Co. (The)                           9,830,600
                                                                  ---------
                                                                 30,939,613
                                                                 ----------
RESTAURANTS--0.3%
    85,000    Applebee's International Inc.(1)                    2,279,063
    55,100    Lone Star Steakhouse &
                Saloon, Inc.(1)                                   1,436,044
                                                                  ---------
                                                                  3,715,107
                                                                  ---------

See Notes to Financial Statements


18   Income & Growth                                American Century Investments


                            SCHEDULE OF INVESTMENTS
                                INCOME & GROWTH

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

RETAIL (APPAREL)--0.7%
    20,500    Burlington Coat Factory
                Warehouse Corp.(1)                            $     399,750
    25,800    Liz Claiborne, Inc.                                 1,202,925
    90,000    Ross Stores, Inc.                                   2,939,063
   179,000    TJX Companies, Inc. (The)                           4,721,125
                                                                  ---------
                                                                  9,262,863
                                                                  ---------
RETAIL (GENERAL MERCHANDISE)--0.4%
    33,000    Dayton Hudson Corp.                                 1,755,188
    58,900    Federated Department Stores,
                Inc. (NEW)(1)                                     2,046,775
    35,200    Harcourt General Inc.                               1,676,400
                                                                  ---------
                                                                  5,478,363
                                                                  ---------
RETAIL (SPECIALTY)--0.5%
    95,000    CompUSA Inc.(1)                                     2,042,500
    30,000    Home Depot, Inc.                                    2,068,125
    53,200    Lowe's Companies, Inc.                              1,975,050
                                                                  ---------
                                                                  6,085,675
                                                                  ---------
STEEL--0.2%
    12,300    Broken Hill Proprietary Co. Ltd.
                (The) ADR                                           365,925
    44,300    USX-U.S. Steel Group                                1,553,269
                                                                  ---------
                                                                  1,919,194
                                                                  ---------
TEXTILES & APPAREL--1.0%
   153,300    Dexter Corp. (The)                                  4,905,600
    57,800    Kellwood Co.                                        1,603,950
    20,000    Nautica Enterprises, Inc.(1)                          529,375
    52,600    NIKE, Inc.                                          3,070,525
    58,800    Tommy Hilfiger Corp.(1)                             2,363,025
                                                                  ---------
                                                                 12,472,475
                                                                 ----------
TOBACCO--1.7%
   192,700    American Brands, Inc.                               7,190,119
   295,000    Philip Morris Companies Inc.                       13,090,625
    37,800    RJR Nabisco Holdings Corp.                          1,247,400
                                                                  ---------
                                                                 21,528,144
                                                                 ----------
TRANSPORTATION--0.1%
    65,700    Roadway Express, Inc.                               1,519,313
                                                                  ---------
UTILITIES--6.2%
   155,300    Atlantic Energy, Inc.                               2,610,981
   170,600    Central & South West Corp.                          3,625,250
     3,100    Columbia Gas System, Inc. (The)                       202,275

Shares                                                                  Value
-----------------------------------------------------------------------------

    49,800    Commonwealth Energy System                  $       1,192,088
    73,700    DQE, Inc.                                           2,082,025
    30,900    Enova Corp.                                           743,531
   427,400    Entergy Corp.                                      11,700,075
    20,000    FPL Group, Inc.                                       921,250
   230,000    General Public Utilities Corp.                      8,251,250
    95,800    Hawaiian Electric Industries, Inc.                  3,700,275
   114,600    Houston Industries Inc.                             2,456,738
    10,000    MDU Resources Group, Inc.                             240,000
    19,900    NIPSCO Industries, Inc.                               822,119
    77,400    Pacific Enterprises                                 2,602,575
   655,200    Pennsylvania Power & Light Co.                     13,063,050
    44,900    People's Energy Corp.                               1,680,944
   575,300    Public Service Enterprise Group Inc.               14,382,500
    16,600    UGI Corp.                                             367,275
   249,600    Utilicorp United Inc.                               7,269,600
                                                                  ---------
                                                                 77,913,801
                                                                 ----------
TOTAL COMMON STOCKS--94.5%                                    1,185,670,568
   (Cost $982,552,697)                                        -------------

TEMPORARY CASH INVESTMENTS(4)
   $19,200,000 par value FHLB Discount Note,
      5.30%, 7/1/97                                              19,200,000
   Repurchase Agreement, Merrill Lynch & Co. Inc.,
      (U.S. Treasury obligations), in a joint trading
      account at 5.65%, dated 6/30/97, due
      7/1/97 (Delivery value $50,207,879)                        50,200,000
                                                                  ---------
TOTAL TEMPORARY CASH
INVESTMENTS--5.5%                                                69,400,000
                                                                  ---------
   (Cost $69,400,000)
TOTAL INVESTMENT SECURITIES--100.0%                          $1,255,070,568
   (Cost $1,051,952,697)                                     ==============

FUTURES CONTRACTS
                      Expiration    Underlying Face      Unrealized
     Purchased           Date        Amount at Value        Gain
     ---------           ----        ---------------        ----
    81 S&P 500         September
      Futures            1997         $36,055,125         $365,495
                                       ==========          =======

See Notes to Financial Statements


Semiannual Report                                           Income & Growth   19


                            SCHEDULE OF INVESTMENTS
                                INCOME & GROWTH

Notes to Schedule of Investments

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
(1) Non-income producing.
(2) Security, or a portion thereof, has been segregated at the custodian bank for futures contracts.
(3) Industry represents less than 0.05% of the Fund's total investment securities.
(4) The rates for U.S. Government Agency discount notes are the yield to maturity at June 30, 1997.

See Notes to Financial Statements


20   Income & Growth                                American Century Investments

                      STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

                                                                                     EQUITY           INCOME &
                                                                                     GROWTH            GROWTH
ASSETS
Investment securities, at value (identified cost of $419,072,496
  and $1,051,952,697, respectively) (Note 3) ..................................    $481,090,268  $1,255,070,568
Cash ..........................................................................       1,460,551       6,031,399
Receivable for investments sold ...............................................              --      53,086,004
Receivable for capital shares sold ............................................             993         166,230
Dividends and interest receivable .............................................         685,999       2,199,612
Prepaids and other assets .....................................................           5,595           8,899
                                                                                    -----------   -------------
                                                                                    483,243,406   1,316,562,712
                                                                                    -----------   -------------

LIABILITIES
Disbursements in excess of demand deposit cash ................................         274,319         701,707
Payable for variation on futures contracts (Note 1) ...........................         106,400         282,005
Payable for investments purchased .............................................              --      79,337,776
Payable for capital shares redeemed ...........................................         339,948       1,089,086
Payable to affiliates (Note 2) ................................................         237,575         564,980
Dividends payable .............................................................              --         197,399
Other liabilities .............................................................          44,118         110,741
                                                                                    -----------   -------------
                                                                                      1,002,360      82,283,694
                                                                                    -----------   -------------
Net Assets Applicable to Outstanding Shares ...................................    $482,241,046  $1,234,279,018
                                                                                   ============  ==============

CAPITAL SHARES, $10.00 PAR VALUE
Outstanding (unlimited number of shares authorized) ...........................      26,038,087      52,426,353
                                                                                   ============  ==============
Net Asset Value Per Share .....................................................         $18.52           $23.54
                                                                                   ============  ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................................    $381,081,591  $  952,898,503
Undistributed net investment income ...........................................          26,975       1,962,250
Accumulated undistributed net realized gain from investments ..................      39,011,087      76,022,437
Net unrealized appreciation on investments ....................................      62,121,393     203,395,828
                                                                                     ----------     -----------
                                                                                   $482,241,046  $1,234,279,018
                                                                                   ============  ==============

See Notes to Financial Statements


Semiannual Report                      Statements of Assets and Liabilities   21

                            STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                                                     EQUITY           INCOME &
                                                                                     GROWTH            GROWTH
INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $47,560 and $83,637, respectively) ... $  3,550,717   $  10,930,245
Interest .........................................................................      584,874       1,600,844
                                                                                      ---------      ----------
                                                                                      4,135,591      12,531,089
                                                                                      ---------      ----------

Expenses (Note 2):
Investment advisory fees .........................................................      540,630       1,362,303
Transfer agency fees .............................................................      287,168         605,883
Administrative fees ..............................................................      176,546         445,551
Printing and postage .............................................................       78,354         170,579
Registration and filing fees .....................................................       66,405         126,233
Custodian fees ...................................................................       13,283          28,356
Auditing and legal fees ..........................................................       10,011          24,335
Telephone expenses ...............................................................        7,556          21,819
Directors' fees and expenses .....................................................        6,697          11,334
Other operating expenses .........................................................        3,969           7,707
                                                                                      ---------      ----------
  Total expenses .................................................................    1,190,619       2,804,100
                                                                                      ---------      ----------
Net investment income ............................................................    2,944,972       9,726,989
                                                                                      ---------      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments .................................................   27,938,720      55,971,861
Change in net unrealized appreciation on investments .............................   28,678,422      98,006,461
                                                                                      ---------      ----------

Net realized and unrealized gain on investments ..................................   56,617,142     153,978,322
                                                                                     ----------     -----------

Net Increase in Net Assets Resulting from Operations .............................  $59,562,114    $163,705,311
                                                                                    ===========    ============

See Notes to Financial Statements


22   Statements of Operations                       American Century Investments

                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1996

                                                                  EQUITY                         INCOME &
                                                                  GROWTH                          GROWTH
Increase in Net Assets                                   1997            1996            1997           1996
OPERATIONS
Net investment income ............................ $    2,944,972  $    3,532,172   $   9,726,989 $  12,380,402
Net realized gain on investments .................     27,938,720      33,547,625      55,971,861    57,275,039
Change in net unrealized appreciation
  on investments .................................     28,678,422      11,808,699      98,006,461    47,583,106
                                                       ----------      ----------      ----------    ----------
Net increase in net assets resulting
  from operations ................................     59,562,114      48,888,496     163,705,311   117,238,547
                                                       ----------      ----------     -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......................     (3,073,928)     (3,440,245)     (8,338,345)  (12,129,058)
From net realized gains on investment
  transactions ...................................         (2,726)    (27,164,820)         (2,764)  (47,219,967)
                                                           ------     -----------          ------   -----------
Decrease in net assets from distributions ........     (3,076,654)    (30,605,065)     (8,341,109)  (59,349,025)
                                                       ----------     -----------      ----------   -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........................    249,536,379     180,750,520     502,768,112   459,487,007
Proceeds from reinvestment of distributions ......      3,018,387      29,552,500       7,850,243    56,254,702
Payments for shares redeemed .....................   (101,231,761)   (113,604,164)   (149,398,296) (229,637,617)
                                                     ------------    ------------    ------------  ------------
Net increase in net assets from capital
  share transactions .............................    151,323,005      96,698,856     361,220,059   286,104,092
                                                      -----------      ----------     -----------   -----------
Net increase in net assets .......................    207,808,465     114,982,287     516,584,261   343,993,614

NET ASSETS
Beginning of period ..............................    274,432,581     159,450,294     717,694,757   373,701,143
                                                      -----------     -----------     -----------   -----------
End of period ....................................   $482,241,046    $274,432,581  $1,234,279,018  $717,694,757
                                                     ============    ============  ==============  ============

Undistributed net investment income ..............        $26,975        $155,931      $1,962,250      $573,606
                                                          =======        ========      ==========      ========

TRANSACTIONS IN SHARES OF THE FUND
Sold .............................................     14,651,911      11,280,491      23,405,886    23,349,240
Issued in reinvestment of distributions ..........        172,949       1,878,880         362,792     2,834,991
Redeemed .........................................     (5,982,662)     (7,156,611)     (6,934,210)  (11,577,062)
                                                       ----------      ----------      ----------   -----------
Net Increase .....................................      8,842,198       6,002,760      16,834,468    14,607,169
                                                        =========       =========      ==========    ==========

See Notes to Financial Statements


Semiannual Report                       Statements of Changes in Net Assets   23


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Equity Growth Fund (Equity Growth) and American Century Income & Growth Fund (Income & Growth) (the Funds) are two of the five funds issued by the Corporation. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

Futures Contracts--The Funds may enter into stock index futures contracts in order to manage the Funds' exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements--The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Benham Management Corporation
(BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.

Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with BMC and American Century Investment Management, Inc. (ACIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

Income Tax Status--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly for Equity Growth. Distributions from net investment income for Income & Growth are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Corporation's investment advisor, BMC, the Corporation's distributor, American Century Investment Services, Inc. (ACIS) and the Corporation's transfer agent, American Century Services Corporation (ACSC).


24   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Corporation has entered into an Investment Advisory Agreement with BMC that provides the Corporation with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of the Corporation's officers and directors who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Corporation's average daily closing net assets to the following annualized investment advisory fee schedule.

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

The Corporation has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC.

The Corporation has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.75% of the Fund's average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time.

The payables to affiliates as of June 30, 1997, based on the above agreements were as follows:


Equity                                  Income &
                                         Growth                     Growth

Investment Advisor ...................  $108,515                   $276,255
Administrative Services and
Transfer Agent .......................   129,060                   288,725
                                        --------                   --------
                                        $237,575                   $564,980
                                        ========                   ========

On July 30, 1997, the shareholders of the Funds approved a new management agreement with ACIM (an affiliate of BMC) which replaces the existing contracts between the Funds and BMC and ACSC for advisory, administrative and transfer agency services. Under the agreement, ACIM will provide all services required by the Fund in exchange for one "unified" fee. Based on assets at June 30, 1997, the annual expense ratio for both of the Funds, under the new agreement, would have been approximately 0.69%.

The Corporation has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Corporation's shares.

--------------------------------------------------------------------------------
3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended June 30, 1997, for Equity Growth and Income & Growth totaled $378,071,531 and $782,669,348, respectively. Sales of investment securities, excluding short-term investments, totaled $231,529,536 and $424,067,830, respectively.

As of June 30, 1997, accumulated net unrealized appreciation for Equity Growth and Income & Growth was $62,017,772 and $202,781,881, respectively, based on the aggregate cost of investments for federal income tax purposes of $419,072,496 and $1,052,288,687, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $65,611,328 and $208,720,977 for Equity Growth and Income & Growth and unrealized depreciation of $3,593,556 and $5,939,096, respectively.


Semiannual Report                             Notes to Financial Statements   25

                              FINANCIAL HIGHLIGHTS
                                 EQUITY GROWTH

                               For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                      1997(1)       1996         1995         1994         1993          1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period ..................$15.96       $14.25       $11.53       $12.12       $11.68       $11.57
                                      ------       ------       ------       ------       ------       ------
Income From Investment Operations
  Net Investment Income ..............  0.18         0.27         0.26         0.30         0.23         0.26
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  2.51         3.55         3.70        (0.33)        1.10         0.23
                                        ----         ----         ----        -----         ----         ----
  Total From
  Investment Operations ..............  2.69         3.82         3.96        (0.03)        1.33         0.49
                                        ----         ----         ----        -----         ----         ----
Distributions
  From Net Investment Income ......... (0.13)       (0.26)       (0.23)       (0.30)       (0.23)       (0.23)
  From Net Realized Gains
  on Investment Transactions ......... --           (1.85)       (1.01)       (0.26)       (0.66)       (0.15)
                                      ------       ------       ------       ------       ------       ------
  Total Distributions ................ (0.13)       (2.11)       (1.24)       (0.56)       (0.89)       (0.38)
                                      ------       ------       ------       ------       ------       ------
Net Asset Value, End of Period .......$18.52       $15.96       $14.25       $11.53       $12.12       $11.68
                                      ======       ======       ======       ======       ======       ======
  Total Return(2) .................... 16.90%       27.34%       34.56%       (0.23)%      11.42%        4.13%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............0.63%(3)        0.63%        0.71%        0.75%        0.75%        0.75%
Ratio of Net Investment
Income to Average Net Assets ........1.56%(3)        1.74%        1.96%        2.26%        2.04%        2.33%
Portfolio Turnover Rate .............     65%         131%         126%          94%          97%         114%
Average Commission Paid per
Investment Security Traded .......... $0.0428      $0.0385      $0.0320        --(4)        --(4)        --(4)
Net Assets, End
of Period (in thousands) ............$482,241     $274,433     $159,450      $97,437      $96,284      $73,592

(1)  Six months ended June 30, 1997 (unaudited).
(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.
(4)  Disclosure  of average  commission  paid per investment security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


26   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                                INCOME & GROWTH

                               For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                      1997(1)       1996         1995         1994         1993          1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period ................. $20.16       $17.81       $13.92       $15.08       $14.11       $13.53
                                      ------       ------       ------       ------       ------       ------
Income From Investment Operations
  Net Investment Income .............   0.15         0.44         0.42         0.44         0.43         0.42
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ........   3.42         3.79         4.64        (0.53)        1.15         0.62
                                        ----         ----         ----        -----         ----         ----
  Total From
  Investment Operations .............   3.57         4.23         5.06        (0.09)        1.58         1.04
                                        ----         ----         ----        -----         ----         ----
Distributions
  From Net Investment Income ........  (0.19)       (0.44)       (0.42)       (0.43)       (0.43)       (0.41)
  From Net Realized Gains
  on Investment Transactions ........  --           (1.44)       (0.75)       (0.64)       (0.18)       (0.05)
                                      ------       ------       ------       ------       ------       ------
  Total Distributions ...............  (0.19)       (1.88)       (1.17)       (1.07)       (0.61)       (0.46)
                                      ------       ------       ------       ------       ------       ------
Net Asset Value, End of Period ...... $23.54       $20.16       $17.81       $13.92       $15.08       $14.11
                                      ======       ======       ======       ======       ======       ======
  Total Return(2) ...................  17.79%       24.15%       36.88%       (0.55)%      11.31%        7.86%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............0.59%(3)        0.62%        0.67%        0.73%        0.75%        0.75%
Ratio of Net Investment Income
to Average Net Assets ...............2.05%(3)        2.32%        2.61%        2.96%        2.90%        3.16%
Portfolio Turnover Rate .............     47%          92%          70%          68%          31%          63%
Average Commission Paid per
Investment Security Traded .......... $0.0431      $0.0389      $0.0300        --(4)        --(4)        --(4)
Net Assets, End
of Period (in thousands) ..........$1,234,279     $717,695     $373,701     $224,939     $230,191     $141,221


(1)  Six months ended June 30, 1997 (unaudited).
(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.
(4)  Disclosure of average  commission  paid per investment  security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   27


                              PROXY VOTING RESULTS

An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

A summary of voting results is listed below each proposal.

Proposal 1:

To vote on the selection by the Board of Directors of Coopers & Lybrand LLP as independent auditors for the Corporation.

                     Equity Growth   Income & Growth
For:                   14,988,588       31,511,558
Withheld:                 201,752          421,394
Abstain:                  188,035          511,631


Proposal 2:

To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

                      Equity Growth   Income & Growth
For:                   13,700,251       28,712,483
Against:                  754,419        1,515,801
Abstain:                  252,385          648,181
Broker Non-Vote:          671,320        1,568,118


Proposal 3:

To vote on the adoption of standardized investment limitations for the following items:

o Eliminate the fundamental investment limitation concerning diversification of investments.

                      Equity Growth   Income & Growth
For:                   13,602,692       27,712,648
Against:                  749,923        2,282,074
Abstain:                  354,440          881,743
Broker Non-Vote:          671,320        1,568,118

o Amend the fundamental investment limitation concerning the issuance of senior securities.

                      Equity Growth   Income & Growth
For:                   13,597,732       27,834,063
Against:                  740,207        2,138,799
Abstain:                  369,116          903,603
Broker Non-Vote:          671,320        1,568,118

o  Amend the fundamental investment limitation concerning borrowing.

                      Equity Growth   Income & Growth
For:                   13,578,014       27,743,343
Against:                  772,480        2,229,446
Abstain:                  356,561          903,676
Broker Non-Vote:          671,320        1,568,118

o  Amend the fundamental investment limitation concerning lending.

                      Equity Growth   Income & Growth
For:                   13,564,753       27,732,907
Against:                  781,732        2,246,823
Abstain:                  360,570          896,735
Broker Non-Vote:          671,320        1,568,118

o Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                      Equity Growth   Income & Growth
For:                   13,576,456       27,761,116
Against:                  782,008        2,231,619
Abstain:                  348,591          883,730
Broker Non-Vote:          671,320        1,568,118


28   Proxy Voting Results                           American Century Investments


                              PROXY VOTING RESULTS

o Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                      Equity Growth   Income & Growth
For:                   13,529,099       27,681,424
Against:                  825,804        2,314,814
Abstain:                  352,152          880,227
Broker Non-Vote:          671,320        1,568,118

o Eliminate the fundamental limitation concerning investment in other investment companies.

                      Equity Growth   Income & Growth
For:                   13,607,444       27,790,442
Against:                  749,057        2,192,910
Abstain:                  350,554          893,113
Broker Non-Vote:          671,320        1,568,118

o Amend the fundamental investment limitation concerning investments in real estate.

                      Equity Growth   Income & Growth
For:                   13,624,924       27,908,189
Against:                  738,047        2,080,857
Abstain:                  344,084          887,419
Broker Non-Vote:          671,320        1,568,118

o  Amend the fundamental investment limitation concerning underwriting.

                      Equity Growth   Income & Growth
For:                   13,602,837       27,868,496
Against:                  741,234        2,096,543
Abstain:                  362,984          911,426
Broker Non-Vote:          671,320        1,568,118

o Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operation.

                      Equity Growth   Income & Growth
For:                   13,589,603       27,748,411
Against:                  768,812        2,232,437
Abstain:                  348,640          895,617
Broker Non-Vote:          671,320        1,568,118

o  Eliminate the fundamental limitation concerning short sales.

                      Equity Growth   Income & Growth
For:                   13,576,944       27,696,098
Against:                  776,735        2,282,249
Abstain:                  353,376          898,118
Broker Non-Vote:          671,320        1,568,118

o Eliminate the fundamental investment limitation concerning margin purchases of securities.

                      Equity Growth   Income & Growth
For:                   13,564,042       27,717,467
Against:                  797,888        2,266,151
Abstain:                  345,125          892,847
Broker Non-Vote:          671,320        1,568,118

o  Eliminate the fundamental investment limitation concerning warrants.

                      Equity Growth   Income & Growth
For:                   13,586,491       27,793,457
Against:                  761,316        2,171,547
Abstain:                  359,248          911,461
Broker Non-Vote:          671,320        1,568,118

o Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development.

                      Equity Growth   Income & Growth
For:                   13,580,088       27,772,520
Against:                  782,440        2,207,999
Abstain:                  344,527          895,946
Broker Non-Vote:          671,320        1,568,118

o Eliminate the fundamental investment limitations concerning investments in securities owned by officers and directors.

                      Equity Growth   Income & Growth
For:                   13,557,626       27,648,275
Against:                  798,921        2,330,830
Abstain:                  350,508          897,360
Broker Non-Vote:          671,320        1,568,118


Semiannual Report                                      Proxy Voting Results   29


                         RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


30   Retirement Account Information                 American Century Investments


                                     NOTES

Semiannual Report                                                     Notes   31


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

The American Century group offers eight equity funds, including Equity Growth and Income & Growth. These two funds are general equity funds managed to provide returns representative of the performance of the U.S. stock market as a whole. The portfolio managers use quantitative management strategies in pursuit of each fund's investment objective. An important management technique the portfolio managers use is portfolio optimization. Portfolio optimization may cause a fund to be more heavily invested in some industries than in others. However, neither fund may invest more than 25% of its total assets in companies whose principal business activities are in the same industry.

Equity Growth seeks capital appreciation by investing in common stocks. Equity Growth is designed for investors whose financial goals include long-term capital appreciation. The Portfolio Manager seeks a total return for Equity Growth that exceeds the total return of the S&P 500. Of course, Equity Growth's total return may be higher or lower than the S&P 500's return over any period of time.

Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Income & Growth is designed for income-oriented investors seeking a total return that exceeds the total return of the S&P 500 and a dividend yield that exceeds the S&P 500's dividend yield. Of course, Income & Growth's total return and dividend yield may be higher or lower than the S&P 500's total return and dividend yield over any period of time.

Comparative Indices

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The  S&P  500  is  a   capitalization-weighted   index  of  the  stocks  of  500
publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

The Russell 2000 is an index created by the Frank Russell Company that is considered to be a broad measure of the stock price performance of small companies. It is composed primarily of small-capitalization U.S. stocks.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Ratings are not included for periods of less than one year.

The Lipper categories for Equity Growth and Income & Growth are:

Growth Funds (Equity Growth)--funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

Growth & Income Funds (Income & Growth)--funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends.

INVESTMENT TEAM LEADERS

EQUITY GROWTH:
Portfolio Managers         Jeff Tyler
                           Bill Martin

INCOME & GROWTH:
Portfolio Managers         John Schniedwind
                           Kurt Borgwardt


32   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 26-27.

Portfolio Statistics

o Number of Companies--the number of different companies held by a fund on a given date.

o Dividend Yield--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

o Price/Earnings (P/E) ratio--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o Portfolio Turnover--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account. (See Note 2 in the Notes to Financial Statements.)

Types of Stocks

o  Blue-Chip  Stocks--stocks  of the  most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca Cola.

o Growth Stocks--generally considered to be stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

o Large-Capitalization ("Large-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o Small-Capitalization ("Small-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o Value Stocks--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

Statistical Terminology

o Price/Book Ratio--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


Semiannual Report                                                  Glossary   33

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

American Century Quantitative Equity Funds

Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

9708           [recycled logo]
SH-BKT-9331       Recycled

                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 June 30, 1997

                                    AMERICAN
                                    CENTURY
                                     GROUP

                                  Global Gold
                            Global Natural Resources

[front cover]

                               TABLE OF CONTENTS

Report Highlights......................................... 1
Our Message to You........................................ 2
Period Overview........................................... 3
Global Gold
     Performance & Portfolio Information.................. 5
     Management Q & A..................................... 6
     Schedule of Investments.............................. 9
     Financial Highlights.................................23
Global Natural Resources
     Performance & Portfolio Information..................11
     Management Q & A.....................................12
     Schedule of Investments..............................15
     Financial Highlights.................................24
Statements of Assets and Liabilities......................17
Statements of Operations..................................18
Statements of Changes in Net Assets.......................19
Notes to Financial Statements.............................20
Proxy Voting Results......................................25
Retirement Account Information............................26
Background Information
     Investment Philosophy & Policies.....................28
     Comparative Indices..................................28
     Lipper Rankings......................................28
     Portfolio Management Team............................28
Glossary..................................................29

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
                                  Global Gold
                           Global Natural Resources

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview


Gold

o The price of gold bullion declined by about 9% in the first half of 1997.

o Low inflation and high real interest rates around the globe curtailed investment demand for gold. Central bank sales also weighed on prices by increasing supply.

o Gold stocks followed gold bullion lower. The highest-cost gold producers fared worst, while relatively low-cost producers performed better.

o The shares of larger, more diversified gold producers, which are less closely tied to the underlying metal, held up best.


Natural Resources

o The major commodity indices declined overall during the period despite the relatively strong growth of the world economy.

o Lower crude oil, heating oil and gasoline prices were largely responsible for the decline.

o Despite lower oil prices, energy stocks produced solid returns for the period.

o Basic materials stocks performed well, particularly during the second quarter, when paper stocks rose by almost 15% and steel stocks were up by 12%.


Global Gold

o The fund underperformed its Lipper peer group average but outperformed its benchmark for the period.

o There were four fraudulent gold mining claims during the past year. These false claims hurt gold stocks generally and small exploration companies in particular.

o Gold stocks look fairly valued relative to their underlying assets, so a rally by gold bullion should help gold stocks.

o Going forward, we'll focus on the large gold producers, which have low production costs and sophisticated price hedging techniques.


Global Natural Resources

o The fund strongly outperformed its Lipper peer group average during the period but underperformed its benchmark.

o A sharp decline in oil prices during February helps explain the fund's performance relative to its peers and benchmark.

o With global economic growth projected by Goldman Sachs to be 3.8% in 1997 and 1998, we have a positive outlook for commodities going forward.

o Looking ahead, we think oil stocks look attractive as we approach winter--a seasonally strong period for oil.

                                  Global Gold

                      Total Returns:         AS OF 6/30/97
                         6 Months                 -21.23%*
                         1 Year                    -26.66%

                      Net Assets:           $334.6 million
                         (AS of 6/30/97)

                      Inception Date:              8/17/88

                      Ticker Symbol:                 BGEIX


                                     Global
                               Natural Resources

                      Total Returns:         AS OF 6/30/97
                         6 Months                   8.31%*
                         1 Year                     16.73%

                      Net Assets:            $55.4 million
                         (AS of 6/30/97)

                      Inception Date:              9/15/94

                      Ticker Symbol:                 BGRIX

                      * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 29.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

The six months ended June 30, 1997, provided mixed results for investors in global commodities stocks, including American Century Global Gold and American Century Global Natural Resources. While gold stocks dropped because of a sharp decline in the price of bullion, natural resources stocks fared better, buoyed by the strong operations of large oil service companies and second quarter recoveries by paper and steel firms.

We want to thank each of you who participated in our recent proxy solicitation. Most notable among the proposals and changes, the funds' shareholders approved a unified fee, which will cover nearly all of the funds' expenses and should simplify their fee structures. In the past, the funds paid investment advisory fees, transfer agency fees and operating costs as separate expenses. Our shareholder communications team will provide more information on the unified fee in the revised prospectuses and in the next issue of our Investor Perspective quarterly newsletter.

We have also made some important corporate changes. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate -- building the investment tools today that will lead us and our investors to success in the next century.

In July, as part of our evolution, American Century agreed to enter into a business partnership with J.P. Morgan & Co., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc., the investment manager of the American Century family of mutual funds. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer to you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

Within the framework of this new relationship, American Century will continue to operate as an independent company. No changes in your fund's portfolio managers, investment policies, fees or expenses are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
Chief Executive Officer                     Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

Gold Bullion

The price of gold declined sharply in the first half of 1997, falling from $369 per troy ounce to about $335. Sales of gold reserves by the Australian central bank and a lack of investment demand caused gold's 9% decline.

Investment demand for gold tapered off largely because inflation remained tame throughout the period. High real interest rates (nominal interest rates minus the rate of inflation) around the globe also weighed on the price of gold. High real rates reduce the threat of future inflation, increase the attractiveness of hedging by gold producers and make financial assets a more attractive alternative to gold. An increasing number of alternate inflation hedges, such as inflation-indexed bonds, also reduced demand for gold.

Excess above-ground supply also hurt the price of gold during the period. An apparent sea-change in the attitude of world central banks toward gold reserves led many of them to sell portions of their reserves over the last few years. Many central bankers now see gold as a foreign exchange reserve to be managed, rather than as a store of value. (Gold fell to a 12-year low in July after a report that the Australian central bank sold about two-thirds of its gold reserves in the first half of the year.)

The price of bullion was also depressed by news that the Swiss government, which holds some of the world's largest gold reserves, is considering proposals to actively manage its reserves. The possible Swiss sales were important because they established a negative tone for the gold market.

Over time, however, the gold market has become less vulnerable to the vagaries of world central banks. According to data from Gold Fields Mineral Services, Inc., the amount of gold held 10 years ago by central banks was equal to about 20 years of annual gold fabrication demand; today that number is at 10 years and falling.

Despite the decline in gold prices, the fundamental gold market, which measures fabrication demand and gold mine supply, was very strong during the period. If you stripped out investment demand and above-ground supply from the gold market, we estimate the equilibrium price of gold on the fundamental market would be much higher, at around $380.

Gold Stocks

Gold stocks fell in line with the price of gold bullion. The stocks of companies with the highest gold production costs fared worst, while relatively low-cost producers performed better. The period's worst performers were stocks of South African companies, which tend to have very high production costs. In contrast, stocks of North American gold companies held up best because they have relatively low production costs.

Hedging against price declines by large gold production companies was another key determinant of regional stock performance. Australian gold stocks held up relatively well because they were heavily hedged. Australian producers sold forward about 2.5 years of aggregate production, compared with one year for North America and about 8 months for South Africa.

GOLD RETURNS AT A GLANCE
                                 Total Returns for the
                               Six Months Ended 6/30/97

Gold Stocks
FT-SE(R) Gold Mines Index              -23.62%
   African Region                      -33.22%
   North American Region               -18.93%
   Australian Region                   -27.19%
Average Gold-Oriented Fund(1)          -19.20%

Gold Bullion
Spot Price of Gold                      -9.18%

U.S. Inflation
Consumer Price Index (CPI)(2)            2.40%

(1) According to Lipper Analytical Services.
(2) For the 12 months ended June 30, 1997.
Sources: Financial Times, Dow Jones, Bloomberg Financial Markets


Semiannual Report                                           Period Overview    3


                                PERIOD OVERVIEW

The shares of more diversified mining companies are less closely tied to the underlying metal, so they fared better than pure gold stocks as the price of gold declined. In particular, small exploration stocks also took a beating from several fraudulent mining claims uncovered during the period.

Commodities

Despite the generally strong growth of the world economy, lower prices for crude oil, gasoline and heating oil sent the major commodities indices lower in the first half of 1997. The Commodity Research Bureau and Journal of Commerce industrial commodities indices declined by about 1% for the period, while the heavily energy-weighted Goldman Sachs Commodities Index fell by nearly 8%.

After reaching a post-Persian Gulf War high in January, crude oil prices plummeted in February. Unseasonably warm weather and an early end to winter caused oil prices to tumble from more than $26 per barrel to about $22 in just a few weeks. Crude prices ultimately closed the period just above $20 per barrel. Continued over-supply from OPEC and the resumption of limited sales of Iraqi oil under the UN "oil-for-aid" plan also weighed on oil prices.

Unseasonably warm weather helped reduce heating oil prices. Reports of larger-than-expected U.S. and European heating oil inventories also contributed to the decline. Gasoline prices fell during the period because of greater-than-expected production.

With the exception of gold (discussed above), nonferrous metals generally performed well. Copper rebounded from steep losses in 1996 to hold firm during the six-month period. The relatively short winter caused building season to get under way sooner than usual, which meant longer, stronger demand for copper. Copper also benefited from news that world stockpiles were not as large as traders had feared.

Zinc in particular performed well, largely because Europe and Japan, both big consumers of nonferrous metals, grew faster than expected.

Natural Resources Stocks

Energy

Energy stocks produced generally solid returns during the first six months of 1997 despite declining oil and gas prices. Oil services companies were the best performers, rising more than 20% in dollar terms. International integrated oil companies also performed very well, rising by almost 17%. Oil refining stocks enjoyed greater-than-expected profit margins and also performed well.

The worst-performing energy stocks were the shares of small exploration and production companies, which returned about 5%. These less diversified companies lack a refining or chemical side to their business to support corporate revenues when oil prices decline. As a result, they are more vulnerable than large companies to declines in the price of oil.

The performance of oil stocks was also affected by the vagaries of the broader U.S. stock market. Energy stocks' strong performance drew momentum investors into the sector in 1996. But as oil prices declined in early 1997, sentiment for this sector turned negative. Many momentum players rotated out of energy stocks, paring the sector's gains. The smaller exploration and production stocks, which tend to be the least liquid (hardest of the oil stocks to buy and sell), fared worst.

Basic Materials

Basic materials stocks performed particularly well during the second quarter, fueled in part by the Federal Reserve's decision to hold interest rates steady since late March. Basic materials such as paper and steel are closely tied to the fortunes of the economy, and stable or declining interest rates mean stronger economic growth.

For example, returns for stocks of paper companies in the fund's benchmark were down 3.6% in the first quarter of 1997 after falling throughout 1996. But during the second quarter, paper stocks were up by 14.8%. Similarly, steel company stocks in the index declined by 3.3% in the first quarter, but rose by 12.1% in the second quarter.


4    Period Overview                                American Century Investments

                                  GLOBAL GOLD

                                                                                AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS    LIFE OF FUND(1)
TOTAL RETURNS AS OF JUNE 30, 1997
Global Gold ..............................  -21.23%        -26.66%        -6.81%         3.32%         -0.40%
Fund Benchmark+ ..........................  -23.62%        -30.93%        -8.68%        -0.89%          1.45%(2)
Average Gold-Oriented Fund(3) ............  -19.20%        -24.36%        -4.62%         4.15%          0.20%(4)
Fund's Ranking Among
   Gold-Oriented Funds(3) ................     --       28 out of 46   24 out of 33  19 out of 27  14 out of 21(4)

(1)  Inception date was August 17, 1988.
(2) Since 8/31/88, the date nearest the fund's inception for which benchmark return data are available.
(3)  According to Lipper Analytical Services.
(4) Since 8/18/88, the date nearest the fund's inception for which Lipper return data are available.

See pages 28-29 for more information about returns, the comparative indices and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/97

$10,000 investment made 8/31/88

Global Gold                   $9,793
Fund Benchmark               $11,355
MSCI World Stock Index       $26,798

             Global Gold         Fund Benchmark+       MSCI World Stock Index

8/31/88       $10,000                $10,000                  $10,000
9/30/88        $9,406                $10,031                  $10,426
10/31/88       $9,417                $10,390                  $11,122
11/30/88       $9,608                $10,114                  $11,511
12/31/88       $9,137                $10,452                  $11,617
1/31/89        $9,207                $11,169                  $12,039
2/28/89        $9,985                $11,056                  $11,966
3/31/89        $9,540                $11,128                  $11,891
4/30/89        $8,955                $11,298                  $12,167
5/31/89        $8,541                $11,595                  $11,871
6/30/89        $9,167                $11,812                  $11,739
7/31/89        $9,278                $12,494                  $13,068
8/31/89        $9,722                $12,651                  $12,753
9/30/89       $10,086                $12,489                  $13,115
10/31/89      $10,439                $12,437                  $12,680
11/30/89      $11,963                $12,548                  $13,189
12/31/89      $11,871                $12,686                  $13,615
1/31/90       $12,580                $11,858                  $12,981
2/28/90       $11,891                $11,827                  $12,427
3/31/90       $11,131                $11,726                  $11,678
4/30/90        $9,762                $10,781                  $11,512
5/31/90       $10,715                $11,598                  $12,726
6/30/90       $10,066                $11,528                  $12,638
7/31/90       $10,999                $11,606                  $12,755
8/31/90       $10,756                $10,942                  $11,563
9/30/90       $10,816                $10,373                  $10,347
10/31/90       $8,860                $10,139                  $11,314
11/30/90       $8,515                $10,404                  $11,130
12/31/90       $9,564                $10,809                  $11,365
1/31/91        $7,897                $10,881                  $11,784
2/28/91        $8,592                $11,546                  $12,876
3/31/91        $8,429                $11,707                  $12,499
4/30/91        $8,122                $11,644                  $12,598
5/31/91        $8,429                $11,956                  $12,886
6/30/91        $9,094                $11,743                  $12,092
7/31/91        $8,909                $12,012                  $12,666
8/31/91        $7,979                $11,970                  $12,628
9/30/91        $8,030                $11,574                  $12,962
10/31/91       $8,541                $12,026                  $13,174
11/30/91       $8,684                $11,828                  $12,602
12/31/91       $8,490                $12,108                  $13,522
1/31/92        $8,654                $12,417                  $13,274
2/29/92        $8,316                $12,398                  $13,047
3/31/92        $7,567                $11,859                  $12,435
4/30/92        $7,239                $11,679                  $12,610
5/31/92        $7,813                $11,822                  $13,113
6/30/92        $8,316                $11,873                  $12,676
7/31/92        $8,808                $12,084                  $12,711
8/31/92        $8,592                $11,972                  $13,023
9/30/92        $8,510                $11,651                  $12,906
10/31/92       $8,151                $11,800                  $12,558
11/30/92       $7,321                $11,648                  $12,785
12/31/92       $7,755                $11,934                  $12,891
1/31/93        $7,519                $11,786                  $12,937
2/28/93        $8,330                $12,329                  $13,245
3/31/93        $9,440                $12,922                  $14,016
4/30/93       $10,703                $13,607                  $14,668
5/31/93       $11,915                $13,993                  $15,008
6/30/93       $12,675                $14,335                  $14,885
7/31/93       $13,651                $14,363                  $15,194
8/31/93       $12,593                $15,006                  $15,893
9/30/93       $11,011                $14,518                  $15,602
10/31/93      $12,891                $15,496                  $16,034
11/30/93      $12,901                $15,253                  $15,130
12/31/93      $14,054                $15,819                  $15,873
1/31/94       $14,085                $16,685                  $16,922
2/28/94       $13,375                $16,234                  $16,706
3/31/94       $13,643                $15,939                  $15,989
4/30/94       $12,059                $15,723                  $16,486
5/31/94       $12,800                $15,975                  $16,531
6/30/94       $12,101                $14,910                  $16,488
7/31/94       $11,977                $15,493                  $16,804
8/31/94       $12,697                $16,153                  $17,313
9/30/94       $14,198                $16,216                  $16,861
10/31/94      $12,810                $15,997                  $17,344
11/30/94      $11,124                $15,289                  $16,595
12/31/94      $11,700                $15,791                  $16,759
1/31/95       $10,306                $15,068                  $16,510
2/28/95       $10,967                $15,497                  $16,754
3/31/95       $12,630                $16,263                  $17,565
4/30/95       $12,454                $16,147                  $18,181
5/31/95       $12,836                $16,822                  $18,340
6/30/95       $12,846                $17,172                  $18,338
7/31/95       $12,929                $17,519                  $19,259
8/31/95       $13,063                $17,178                  $18,833
9/30/95       $13,198                $17,276                  $19,385
10/31/95      $11,411                $17,022                  $19,084
11/30/95      $12,681                $17,830                  $19,750
12/31/95      $12,783                $18,085                  $20,331
1/31/96       $15,036                $19,077                  $20,703
2/29/96       $15,315                $18,977                  $20,832
3/31/96       $15,211                $19,027                  $21,183
4/30/96       $15,160                $18,967                  $21,685
5/31/96       $15,780                $19,377                  $21,707
6/30/96       $13,351                $16,440                  $21,821
7/31/96       $13,134                $16,269                  $21,054
8/31/96       $13,660                $16,560                  $21,300
9/30/96       $12,771                $15,096                  $22,138
10/31/96      $12,771                $15,308                  $22,296
11/30/96      $12,606                $15,287                  $23,550
12/31/96      $12,430                $14,866                  $23,177
1/31/97       $11,662                $13,845                  $23,460
2/28/97       $13,263                $15,550                  $23,734
3/31/97       $11,167                $13,344                  $23,268
4/30/97       $10,212                $11,972                  $24,033
5/31/97       $10,837                $12,798                  $25,521
6/30/97        $9,793                $11,355                  $26,798

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The graph begins on 8/31/88, the date nearest the fund's 8/17/88 inception date for which index return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

PORTFOLIO AT A GLANCE
                            6/30/97   12/31/96
Number of Companies           53         55
Portfolio Turnover          12%(1)     45%(2)
Expense Ratio              0.64%(3)     0.62%

(1)  Six months ended 6/30/97.
(2)  Year ended 12/31/96.
(3)  Annualized.

+ From the fund's inception through February 1996, the fund's benchmark was the Benham North American Gold Equities Index. From March 1996 to the present, the fund's benchmark has been the FT-SE(R) Gold Mines Index.


Semiannual Report                                               Global Gold    5


                                  GLOBAL GOLD

Management Q & A

An interview with Bill Martin, a senior portfolio manager on the Global Gold investment team.

How did the fund perform?

For the six months ended June 30, 1997, the fund returned -21.23%, compared with the -19.20% average return of the 46 "Gold-Oriented Funds" tracked by Lipper Analytical Services. The fund outperformed its benchmark, the FT-SE(R) Gold Mines Index, which returned -23.62% for the period. (See the Total Returns table on the previous page for other fund performance comparisons.) The fund's negative returns were indicative of the overall poor performance of gold bullion and gold stocks during the period.

Why did the fund outperform its benchmark?

We beat our benchmark during the period largely because of our regional over-and underweightings relative to the index. For example, we underweighted Australian and South African stocks, which produced the worst returns of any region. We offset our underweightings in South Africa and Australia with an overweighting in North American companies, which held up best as gold prices declined during the period (see page 3).

Why did the fund underperform its peers?

The fund's Lipper peer group includes several diversified precious metals funds. These funds were naturally more heavily weighted in non-gold mining stocks than Global Gold. The relatively strong perfor-

[bar graph - data below]

GLOBAL GOLD'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended June 30)

             Global Gold             Fund Benchmark+
6/89*          -8.33%                    18.12%
6/90            9.81%                    -2.41%
6/91           -9.66%                     1.87%
6/92           -8.56%                     1.11%
6/93           52.43%                    20.74%
6/94           -4.53%                     4.01%
6/95            6.16%                    15.17%
6/96            3.93%                    -4.26%
6/97           -26.66%                   -30.93%

This graph illustrates the fund's returns since its inception and compares them with the benchmark's returns. The fund's total returns include operating expenses, while the benchmark's returns do not.

* Return from 8/31/88 (the date nearest the fund's inception for which benchmark return data are available) to 6/30/89.

+ From inception through February 1996, the fund's benchmark was the Benham North American Gold Equities Index. From March 1996 to the present, the fund's benchmark has been the FT-SE(R) Gold Mines Index. For more information about the fund's benchmark, see the Background Information on page 28.


6    Global Gold                                    American Century Investments


                                  GLOBAL GOLD

mance of other nonferrous metals mining stocks during the period boosted the peer group average. We didn't fully participate in that trend because we try to give investors a pure play on gold stocks.

There were several fraudulent claims by gold exploration companies during the period, among them the highly publicized false claim by Canadian company Bre-X. Did the fund hold any of these exploration stocks?

Yes. There were four fraudulent gold mining claims during the period. We had no exposure to three of them, but we did own shares of Bre-X. We moved about 2% of the fund's assets into Bre-X in 1996, when the company represented about 7% of the gold share market. Because the fund is intended to give shareholders returns consistent with the broad gold market, we felt compelled to take at least a small position in Bre-X.

The holding grew to about 2.5% of fund assets before we began to take profits by selling the stock. Nevertheless, we had more than 1% of fund assets in Bre-X when the company's claim was found to be false.

What's been the effect of the Bre-X story on the broader gold market?

It's really tainted the gold market for most non-dedicated investors, such as value and momentum investors. Many of these investors sold out, and that further reduced the value of illiquid (relatively difficult to buy and sell) small-capitalization gold exploration stocks. Another effect has been to put the focus of most investors back on the large gold producing and refining companies that are our staple.

However, the backlash against small exploration stocks could turn out to be a long-term positive for the gold market by fostering consolidation. The acquisition price for an exploration company and its mining claim fell from about $100 per troy ounce before the Bre-X scandal to about $50 per ounce afterward, so we see opportunities here for the senior gold companies.

If Bre-X was the fund's worst-performing non-index holding, what were some of the best?

We made several non-index diversification plays that helped the fund's returns during the period. Four of our largest non-index positions were Euro-Nevada, Franco Nevada, Freeport-McMoRan Copper & Gold and Stillwater Mining, which rose by 4%, 12%, 5.5% and 22%, respectively.

Newmont Mining was the fund's largest holding at the end of the period. What's the attraction?

Newmont is a low-cost producer with a solid balance sheet. The company also has relatively well-developed hedging capabilities, which make it better able to ride out declines in the price of gold bullion. Newmont clearly held its value better than the industry as a whole, declining by 12% for the period, while the index was down by 23%.

Newmont's proportion of the fund's assets jumped from 9% to 16% after it acquired Santa Fe Holdings, another company in the fund's portfolio. We see lots of synergy in the deal: Newmont and Santa Fe owned several adjoining properties, and the acquisition holds out the potential for greater operating efficiencies.

TOP TEN HOLDINGS                           % of fund investments
                                         As of             As of
                                         6/30/97          12/31/96
Newmont Mining Corp.                      16.2%             9.0%
Barrick Gold Corp.                        15.3%             16.0%
Placer Dome Inc.                          8.9%              8.7%
Homestake Mining Co.                      3.7%              3.2%
Normandy Mining Limited                   3.2%              2.7%
TVX Gold, Inc.                            3.0%              4.0%
Driefontein Consolidated Ltd.             2.8%              3.9%
Ashanti Goldfields Company Ltd.           2.6%              2.1%
Vaal Reefs Exploration &
   Mining Company Ltd.                    2.5%              2.8%
Getchell Gold Corporation                 2.2%              3.1%


Semiannual Report                                               Global Gold    7


                                  GLOBAL GOLD

European economic and monetary union (EMU) has important implications for gold going forward. Can you explain?

EMU will require member countries to fund the foreign exchange reserve pool for the new European central bank. Many gold market participants are concerned that European central banks might use gold sales to finance their contributions to this pool. In addition, some central banks may decide to sell their gold reserves while they still have autonomy in the months leading up to EMU. Because the average European central bank holds about 30% of its foreign exchange reserves in gold, analysts view countries with more than 30% gold reserves, such as France and Italy, as likely sellers of gold.

However, EMU could be positive for the gold market because we expect European central banks to adopt relatively loose monetary policies going forward to offset the tight fiscal environment required for union. Looser monetary policies could lead to inflation, and that would be good for gold.

What's your outlook for gold bullion going forward?

We have a positive outlook for gold. At today's prices, about half of all gold mined is uneconomic based on total production costs. (Only about 20% of gold mined is uneconomic based on cash costs, and that is concentrated in South Africa.) If gold were to stay at these levels for a prolonged period, say six months to a year, there would have to be mine closures. That would likely reduce supply and help support prices.

What's your outlook for gold stocks?

Gold stocks currently look fairly valued relative to their underlying assets for the first time in a long while. In general, gold stocks typically move by 2-3% for every 1% change in the price of the underlying metal. That means that any rally in the price of gold should help the stocks of gold companies. We think the lowest-cost gold producers offer the best risk/return outlook given that gold is trading very near its break-even cost.

With this outlook in mind, what are your plans for the fund going forward?

With gold bullion trading near a 12-year low, we're going to focus on the senior gold stocks. We think these stocks will hold up best because of their low production costs and sophisticated hedging strategies. Senior stocks also have the deep pockets to increase low-cost gold reserves at attractive prices. The larger gold stocks also make sense because they're easier to buy and sell. By region, we'll continue to underweight high-cost producers in Australia and South Africa and concentrate on more-efficient North American companies.

[pie charts]

GEOGRAPHIC COMPOSITION (as of 6/30/97)
Canada 46%
U.S. 29%
South Africa 14%
Australia 8%
Ghana 3%

GEOGRAPHIC COMPOSITION (as of 12/31/96)
Canada 47%
U.S. 24%
South Africa 18%
Australia 9%
Ghana 2%


8    Global Gold                                    American Century Investments


                            SCHEDULE OF INVESTMENTS
                                  GLOBAL GOLD

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

COMMON STOCKS & WARRANTS
AUSTRALIA--8.2%
 1,411,000    Acacia Resources Limited(1)                     $  1,853,508
   200,000    Goldfields Limited(1)                                297,450
 1,300,000    Great Central Mines Limited                        2,475,179
 1,866,578    New Crest Mining Limited                           5,156,164
 9,549,500    Normandy Mining Limited                           10,741,999
 1,425,000    Plutonic Resources Ltd.                            4,453,828
   775,000    Sons of Gwalia NL                                  2,884,475
                                                                ----------
                                                                27,862,603
                                                                ----------
CANADA--44.4%
   250,000    Arizona Star Resource Corp.(1)                     1,602,274
   145,000    Banro Resource Corporation
                Special Warrants(1)                                761,307
 2,354,066    Barrick Gold Corp.                                51,789,452
   649,000    Battle Mountain Gold Co.                           3,691,187
   275,000    Bema Gold Corp.(1)                                 1,662,925
   350,000    Boliden Limited Installment
                Receipts (Acquired 6/11/97,
                Cost $2,019,401)(1)(2)                           1,862,983
   442,400    Cambior, Inc.                                      5,030,059
 1,034,800    Echo Bay Mines Ltd.                                5,950,100
   219,800    Euro-Nevada Mining Co., Ltd.                       6,765,004
   100,000    Francisco Gold Corp.(1)                            1,567,875
   140,000    Franco Nevada Mining, Ltd.                         7,021,038
   300,000    Goldcorp, Inc. Cl A(1)                             2,161,712
   400,000    Golden Knight Resources, Inc.(1)                     816,888
   350,000    Greenstone Resources Ltd.(1)                       3,066,951
   150,000    Indochina Goldfields(1)                              706,087
   548,800    Kinross Gold Corp.(1)                              2,444,333
   877,000    Meridian Gold Inc.(1)                              3,890,112
   566,300    Miramar Mining(1)                                  2,050,560
   450,000    Nevsun Resources Ltd.(1)                           1,352,428
 1,842,600    Placer Dome Inc.                                  30,172,575
   270,000    Romarco Mineral, Inc.(1)                             743,021
 1,169,500    Royal Oak Mines Inc.(1)                            2,777,563
   470,000    South Pacific Resources
                Corporation(1)                                     200,818
 1,932,200    TVX Gold, Inc.(1)                                 10,215,461



Shares                                                                  Value
-----------------------------------------------------------------------------

   666,666    William Resources Inc.(1)                    $     1,038,007
   750,000    Yamana Resources, Inc.(1)                          1,292,682
                                                                ----------
                                                               150,633,402
                                                               -----------

GHANA--2.6%
   755,573    Ashanti Goldfields Company
                Ltd. GDR                                         8,830,760
                                                               -----------
SOUTH AFRICA--14.3%
   842,892    Avgold Ltd.(1)                                       827,093
   705,000    Beatrix Mines Limited                              3,194,653
 1,430,000    Driefontein Consolidated Ltd.                      9,617,420
   760,000    Elandsrand Gold Mining
                Company Ltd.                                     2,740,022
   475,000    Free State Consolidated Gold
                Mines Limited                                    2,377,619
   920,000    Kloof Gold Mining Company Ltd.                     5,497,685
   475,000    Randfontein Estates Gold Mining
                Company Witwaterstrand Ltd.                        995,038
   190,000    Southvaal Holdings Limited                         3,812,569
   175,000    Vaal Reefs Exploration & Mining
                Company Ltd.                                     8,450,937
   825,000    Western Areas Gold Mining
                Company Ltd.                                     5,548,512
   230,000    Western Deep Levels Limited                        5,540,794
                                                               -----------
                                                                48,602,342
                                                               -----------
UNITED STATES--27.0%
   368,100    Crown Resources, Inc.(1)                           2,392,650
   200,500    Freeport-McMoRan Copper &
                Gold, Inc. Cl A                                  5,864,625
   207,100    Getchell Gold Corporation(1)                       7,300,275
   961,276    Homestake Mining Co.                              12,556,668
 1,410,875    Newmont Mining Corp.                              55,024,125
   246,800    Pegasus Gold, Inc.(1)                              1,511,650
   325,000    Stillwater Mining Co. (Acquired
                8/18/95, Cost $6,987,500)(1)(2)                  6,869,688
                                                               -----------
                                                                91,519,681
                                                               -----------
TOTAL COMMON STOCKS &
WARRANTS--96.5%                                                327,448,788
                                                               -----------
   (Cost $395,104,486)

See Notes to Financial Statements



Semiannual Report                                               Global Gold    9


                            SCHEDULE OF INVESTMENTS
                                  GLOBAL GOLD

JUNE 30, 1997 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------

CONVERTIBLE BONDS--1.1%
CANADA
$3,900,000    Dayton Mining Corp., 7.00%,
                4/1/02 (Acquired 2/12/97,
                Cost $3,900,000)(2)                         $    3,729,375
                                                               -----------
   (Cost $3,900,000)

TEMPORARY CASH INVESTMENTS--2.4%
Repurchase Agreement, Goldman Sachs & Co.,
   Inc., (U.S. Treasury obligations), in a joint
   trading account at 5.80%, dated 6/30/97,
   due 7/1/97 (Delivery value $8,301,337)                        8,300,000
                                                               -----------
   (Cost $8,300,000)
TOTAL INVESTMENT SECURITIES--100.0%                           $339,478,163
                                                               ===========
   (Cost $407,304,486)


Notes to Schedule of Investments
GDR = Global Depositary Receipt
(1) Non-income producing.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 1997, was $12,462,045, which represented 3.7% of net assets.

See Notes to Financial Statements



10   Global Gold                                    American Century Investments


                            GLOBAL NATURAL RESOURCES

                                                                        6 MONTHS        1 YEAR    LIFE OF FUND(1)
TOTAL RETURNS AS OF JUNE 30, 1997
Global Natural Resources ............................................      8.31%        16.73%         12.26%
Fund Benchmark ......................................................     11.77%        19.81%         14.42%(2)
Average Natural Resources Fund(3) ...................................      2.56%        15.78%         16.06%
Fund's Ranking Among Natural Resources Funds(3) .....................       --       20 out of 42   20 out of 28

(1) Average annual returns since the fund's inception date of September 15, 1994.
(2) Since 9/30/94, the date nearest the fund's inception for which benchmark returns are available.
(3)  According to Lipper Analytical Services.

See pages 28-29 for more information about returns, the fund's benchmark and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND
Value on 6/30/97

$10,000 investment made 9/30/94

Global Natural Resources   $14,004
Fund Benchmark             $14,480
DJ World Stock Index       $14,413

              Natural Resources       Benchmark       DJ World Stock Index

Sep-94            $10,000              $10,000              $10,000
Oct-94            $10,355              $10,398              $10,267
Nov-94             $9,737              $9,743                $9,762
Dec-94             $9,789              $9,711                $9,815
Jan-95             $9,616              $9,524                $9,597
Feb-95             $9,789              $9,700                $9,699
Mar-95            $10,227              $10,157              $10,139
Apr-95            $10,644              $10,535              $10,480
May-95            $10,675              $10,584              $10,557
Jun-95            $10,471              $10,409              $10,526
Jul-95            $10,975              $10,892              $11,009
Aug-95            $10,625              $10,575              $10,803
Sep-95            $10,728              $10,673              $11,022
Oct-95            $10,532              $10,441              $10,857
Nov-95            $10,913              $10,834              $11,185
Dec-95            $11,199              $11,173              $11,496
Jan-96            $11,335              $11,402              $11,709
Feb-96            $11,429              $11,378              $11,733
Mar-96            $11,870              $11,818              $11,888
Apr-96            $12,228              $12,217              $12,177
May-96            $12,143              $12,183              $12,160
Jun-96            $11,996              $12,086              $12,172
Jul-96            $11,636              $11,670              $11,681
Aug-96            $11,869              $11,921              $11,805
Sep-96            $12,113              $12,283              $12,271
Oct-96            $12,526              $12,553              $12,284
Nov-96            $12,970              $13,039              $12,938
Dec-96            $12,929              $12,956              $12,712
Jan-97            $13,168              $13,076              $12,754
Feb-97            $12,658              $12,933              $12,891
Mar-97            $12,952              $13,200              $12,601
Apr-97            $12,876              $13,198              $12,930
May-97            $13,745              $14,057              $13,750
Jun-97            $14,004              $14,480              $14,413

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The graph begins on 9/30/94, the date nearest the fund's 9/15/94 inception date for which benchmark return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

PORTFOLIO AT A GLANCE
                            6/30/97   12/31/96
Number of Companies           76         93
Portfolio Turnover          19%(1)     53%(2)
Expense Ratio              0.75%(3)     0.76%

(1)  Six months ended 6/30/97.
(2)  Year ended 12/31/96.
(3)  Annualized.



Semiannual Report                                  Global Natural Resources   11


                            GLOBAL NATURAL RESOURCES

Management Q & A

An interview with Joe Sterling, a portfolio manager on the Global Natural Resources investment team.

How did the fund perform?

For the six months ended June 30, 1997, the fund returned 8.31%, compared with the 2.56% average return of the 44 "Natural Resources Funds" tracked by Lipper Analytical Services. Despite the fund's strong performance relative to its peers, the fund actually underperformed its benchmark (a composite of the basic materials and energy sectors of the Dow Jones World Stock Index), which returned 11.77% for the period. (See the Total Returns table on the previous page for other fund performance comparisons.)

Why did the fund outperform its peers but lag its benchmark during the period?

The February collapse in oil prices goes a long way toward explaining the fund's performance relative to its peers and benchmark. Oil prices declined overall during the period, falling most sharply in February (see page 4). Oil exploration companies suffered most from the decline.

We believe our peers were heavily overweighted in oil exploration companies and were particularly hard hit. However, our benchmark doesn't have a large relative weighting in these companies, so the index held up quite well. The fund's performance fell in between these two extremes--we held fewer exploration companies than our peers but more than the benchmark. The fund also benefited from holding what we believe was a larger proportion of integrated oil and oil service companies than our peers.

[bar graph - data below]

GLOBAL NATURAL RESOURCES' ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended June 30)

             Global Natural Resources         Fund Benchmark
6/95*                  4.71%                       4.09%
6/96                  14.57%                      16.12%
6/97                  16.73%                      19.81%

This graph illustrates the fund's returns since its inception and compares them with the benchmark's returns. The fund's total returns include operating expenses, while the benchmark's returns do not. See page 28 for a description of the benchmark.

* Return from 9/30/94 (the date nearest the fund's inception for which benchmark return data are available) to 6/30/95.


12   Global Natural Resources                       American Century Investments


                            GLOBAL NATURAL RESOURCES

What were some of the fund's best overweightings relative to the benchmark?

Our regional bias toward the U.S. helped the fund relative to the benchmark, as did our slant toward oil service companies. Actually, most oil service companies are based in the U.S., so the fund's portfolio had a natural North American overweighting. This bias helped the fund's returns because U.S. oil service companies were some of the best-performing natural resources-related stocks for the six-month period.

But you actually decreased the fund's U.S. holdings overall. Why?

Though we did marginally decrease our U.S. holdings, we haven't changed our generally positive outlook for the region. The high degree of liquidity in U.S. financial markets means U.S. stocks are generally easier to buy and sell than many stocks from around the world. As a result, we sold some of these stocks to meet cash needs.

Can you name some over- or underweightings that detracted from the fund's performance?

Our underweighting in Japan hurt us relative to the benchmark during the period. In the recent past, we underweighted Japanese natural resources stocks because of the poor performance of the Japanese economy in the 1990s. In addition, Japanese natural resources companies simply haven't been globally competitive for some time. Japan lacks abundant natural resources, so Japanese companies typically must seek joint ventures and partnerships with other corporations from around the world. Over the last several years, the fund benefited from this underweighting because these stocks turned in some of the worst returns in the world's developed economies. But the fact that Japan enjoyed better-than-expected economic growth during the period really helped many of these stocks.

Stocks of paper companies performed better than expected in the second quarter, but you have some doubts about the sustainability of their increase. Can you explain why?

Sure. Pulp inventories were lower than expected in the second quarter, and with global economic growth expected to be strong, many analysts correctly predicted higher pulp prices. However, relatively low pulp inventories during the period resulted from the temporary closure of many paper mills for seasonal maintenance and a drop-off in planned capacity. As milling facilities come back on line, inventories should rise.

Another reason paper stock prices shot higher was that momentum investors in the broader stock market moved into this sector during the period. As a result, we question whether the recent rise in the stocks of paper companies is justified. Nevertheless, if paper's price rise becomes sustainable, we would certainly become more sanguine about the industry's outlook.

What's your outlook for natural resources stocks going forward?

The outlook for commodities companies is positive. The global economy is forecast by Goldman Sachs to expand by 3.8% during 1997 and 1998, while non-Japan Asia--a key commodity-consuming


TOP TEN HOLDINGS                           % of fund investments
                                         As of             As of
                                         6/30/97          12/31/96
Exxon Corp.                               9.4%              7.6%
Royal Dutch Petroleum Co.                 6.9%              6.7%
British Petroleum Co. plc                 4.9%              4.2%
Mobil Corp.                               4.3%              3.4%
Chevron Corp.                             4.0%              2.7%
Amoco Corp.                               3.4%              2.1%
Ente Nazionale                            3.1%              2.3%
Texaco Inc.                               2.7%              2.2%
Schlumberger, Inc.                        2.3%              2.5%
Respol SA                                 2.1%              1.3%


Semiannual Report                                  Global Natural Resources   13


                            GLOBAL NATURAL RESOURCES

region--is expected to grow by almost 7%. If these forecasts are correct, global demand should at least equal supply for most commodities going forward.

Nevertheless, we remain cautious about the outlook for specific sectors, such as paper and steel. Despite the recent rebound by these stocks, they remain very closely tied to the U.S. economy. After seven consecutive years of economic growth, we're uncertain if the U.S. can continue to expand at its current pace. Supply concerns also worry us in these industries.

With this outlook in mind, what are your plans for the fund over the next six months?

We think oil stocks are attractive going forward. The prospects for these companies are positive given the forecasts for steady global economic growth. As we approach winter--a seasonally strong period for oil--prices should rise in line with demand. But even if crude oil prices were flat or continued to fall, say to as low as $18-19 per barrel, we expect most large, diversified oil companies to be able to maintain stable earnings.

In addition, exogenous factors could boost the price of oil going forward. Supply disruptions are possible as we enter a period of historically rough weather in the Gulf of Mexico and a little later in the North Sea. In addition, global oil inventories are low because of just-in-time inventory practices.

We'll also look very carefully at nonferrous metal mining and producing companies. European growth is key to strong demand for nonferrous metals going forward. Stronger European growth could also help improve our outlook for paper stocks, so we'll continue to monitor this sector as well.

[pie charts]

INDUSTRY WEIGHTINGS (as of 6/30/97)
Energy 69%
Basic Materials 31%

INDUSTRY WEIGHTINGS (as of 12/31/96)
Energy 72%
Basic Materials 28%

GEOGRAPHIC COMPOSITION (as of 6/30/97)
U.S. 44%
Europe 34%
Asia/Pacific 10%
Americas
(excluding U.S.) 8%
South Africa 4%

GEOGRAPHIC COMPOSITION (as of 12/31/96)
U.S. 51%
Europe 28%
Asia/Pacific 9%
Americas
(excluding U.S.) 9%
South Africa 3%


14   Global Natural Resources                       American Century Investments


                            SCHEDULE OF INVESTMENTS
                            GLOBAL NATURAL RESOURCES
JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

COMMON STOCKS
AUSTRALIA--2.4%
Basic Materials
     28,030   Rio Tinto Limited                                $   477,821
     70,876   WMC Limited                                          446,790
     50,000   Woodside Petroleum Ltd.                              430,322
                                                                 ---------
                                                                 1,354,933
                                                                 ---------
AUSTRIA--1.3%
Basic Materials
     10,000   Voest-Alpine Stahl AG                                452,970
Energy
      2,000   OMV AG                                               256,191
                                                                 ---------
                                                                   709,161
                                                                 ---------
CANADA--7.3%
Basic Materials
     40,000   Abitibi-Consolidated Inc.                            715,000
     18,000   Inco Ltd.                                            541,125
     23,000   Placer Dome Inc.                                     376,625
     16,800   Rio Algom Ltd.                                       406,085
Energy
     40,000   Anderson Exploration Ltd.(1)                         515,625
     20,000   Canadian Natural Resources Ltd.(1)                   519,245
     18,600   Norcen Energy Resources, Inc.                        443,162
     48,000   Tarragon Oil & Gas Ltd.(1)                           563,131
                                                                 ---------
                                                                 4,079,998
                                                                 ---------
FRANCE--3.8%
Energy
     10,000   Elf Aquitaine SA                                   1,078,506
     10,000   Total-Cie Franc Des                                1,010,462
                                                                 ---------
                                                                 2,088,968
                                                                 ---------
GERMANY--2.7%
Basic Materials
      1,914   Viag AG                                              870,424
Energy
     14,000   RWE AG                                               602,151
                                                                 ---------
                                                                 1,472,575
                                                                 ---------
ITALY--3.1%
Energy
    300,000   Ente Nazionale                                     1,701,532
                                                                 ---------

Shares                                                                  Value
-----------------------------------------------------------------------------

JAPAN--6.5%
Basic Materials
    125,000   NKK Corporation                                  $   268,512
     47,000   Nippon Paper Industries                              272,101
    225,000   Nippon Steel Corporation                             719,088
     34,000   Oji Paper Co. Ltd.                                   210,496
    136,000   Sumitomo Metals Industries                           387,146
     50,000   Toho Zinc                                            257,597
Energy
    100,000   Cosmo Oil Company                                    478,519
    120,000   Japan Energy Corporation                             314,356
     32,000   Mitsubishi Oil Company                               142,508
     55,000   Nippon Oil Company                                   301,127
     21,000   Tonen Corporation                                    253,056
                                                                 ---------
                                                                 3,604,506
                                                                 ---------
MEXICO--1.1%
Basic Materials
     25,000   Hylsamex S.A.                                        128,868
     25,000   Tubos de Acero de Mexico SA
                ADR(1)                                             460,937
                                                                 ---------
                                                                   589,805
                                                                 ---------
NETHERLANDS--6.9%
Energy
     74,000   Royal Dutch Petroleum Co.                          3,847,729
                                                                 ---------
NEW ZEALAND--0.6%
Basic Materials
      5,400   Fletcher Challenge Forests                             7,865
    135,000   Fletcher Challenge Paper                             327,991
                                                                 ---------
                                                                   335,856
                                                                 ---------
NORWAY--0.9%
Energy
     26,200   Saga Petroleum ASA Cl A                              497,344
                                                                 ---------
SOUTH AFRICA--3.8%
Basic Materials
      7,000   Anglo American Corp. of South
                Africa                                             421,775
     23,000   Driefontein Consolidated Ltd.                        154,686
    105,000   Gencor                                               483,903
     12,000   Gold Fields of South Africa                          283,131
     45,000   Sasol Ltd.                                           590,408
      4,000   Vaal Reefs Exploration & Mining
                Company Ltd.                                       193,164
                                                                 ---------
                                                                 2,127,067
                                                                 ---------

See Notes to Financial Statements



Semiannual Report                                  Global Natural Resources   15


                            SCHEDULE OF INVESTMENTS
                            GLOBAL NATURAL RESOURCES

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

SPAIN--2.1%
Energy
     27,000   Respol SA                                         $1,140,948
                                                                 ---------
SWEDEN--2.2%
Basic Materials
     26,500   Assidoman                                            755,035
     30,000   Stora Kopparbergs Bergslags
                Aktiebolag Cl A                                    485,657
                                                                 ---------
                                                                 1,240,692
                                                                 ---------
SWITZERLAND--0.9%
Basic Materials
        500   Alusuisse-Lonza Holding AG                           517,932
                                                                 ---------
UNITED KINGDOM--9.9%
Basic Materials
    160,000   British Steel                                        396,459
    101,886   Bunzl                                                329,554
     50,416   Rio Tinto plc                                        877,405
Energy
    220,093   British Petroleum Co. plc                          2,732,299
     65,000   Enterprise Oil plc                                   729,641
    100,000   Lasmo                                                431,549
                                                                 ---------
                                                                 5,496,907
                                                                 ---------
UNITED STATES--43.8%
Basic Materials
      8,500   Aluminum Co. of America                              640,688
     14,800   Cyprus Amax Minerals Co.                             362,600
     10,999   Freeport McMoRan Copper &
                Gold, Inc. Cl B                                    342,344
      7,000   Halliburton, Co.                                     554,750
     10,000   Mead Corp.                                           622,500
     10,100   Newmont Mining Corp.                                 393,900
      5,000   Nucor Corp.                                          282,500
      4,100   Willamette Industries, Inc.                          287,000
     25,000   Worthington Industries, Inc.                         458,594
Energy
     22,000   Amoco Corp.                                        1,912,625
     13,000   Anadarko Petroleum Corp.                             780,000
      8,000   Atlantic Richfield Co.                               564,000
     30,000   Chevron Corp.                                      2,218,125
     12,000   El Paso Natural Gas Co.                              660,000
     17,000   Enron Corp.                                          693,812

Shares                                                                  Value
-----------------------------------------------------------------------------

     10,000   Ensco International Inc.(1)                   $      527,500
     85,000   Exxon Corp.                                        5,227,500
     34,000   Mobil Corp.                                        2,375,750
     13,700   Phillips Petroleum Corp.                             599,375
     10,000   Schlumberger, Inc.                                 1,250,000
     13,800   Texaco Inc.                                        1,500,750
      5,000   Transocean Offshore                                  363,125
     20,000   Union Pacific Resources                              497,500
     26,800   United Meridian Corp.(1)                             804,000
     10,000   Unocal Corp.                                         388,125
                                                                 ---------
                                                                24,307,063
                                                                ----------
TOTAL COMMON STOCKS--99.3%                                      55,113,016
                                                                ----------
   (Cost $46,651,828)

TEMPORARY CASH INVESTMENTS--0.7%
Repurchase Agreement, Merrill Lynch & Co.,
   Inc., (U.S. Treasury obligations), in a joint
   trading account at 5.65%, dated 6/30/97,
   due 7/1/97 (Delivery value $400,063)                            400,000
                                                                 ---------
   (Cost $400,000)
TOTAL INVESTMENT SECURITIES--100.0%                           $ 55,513,016
                                                                ==========
   (Cost $47,051,828)

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements



16   Global Natural Resources                       American Century Investments

                      STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

                                                                                     GLOBAL            GLOBAL
                                                                                       GOLD    NATURAL RESOURCES

ASSETS
Investment securities, at value (identified cost of $407,304,486 and
$47,051,828, respectively) (Note 3) ...........................................    $339,478,163     $55,513,016
Cash ..........................................................................              --          14,996
Receivable for investments sold ...............................................         432,851              --
Dividends and interest receivable .............................................         362,675         165,098
Prepaids and other assets .....................................................           8,991          23,194
                                                                                    -----------      ----------
                                                                                    340,282,680      55,716,304
                                                                                    -----------      ----------

LIABILITIES
Disbursements in excess of demand deposit cash ................................       4,539,248         148,325
Payable for investments purchased .............................................         217,540              --
Payable for capital shares redeemed ...........................................         568,018         108,673
Dividends payable .............................................................          92,358           7,609
Payable to affiliates (Note 2) ................................................         228,026          34,385
Accrued expenses and other liabilities ........................................          31,201           6,377
                                                                                    -----------      ----------
                                                                                      5,676,391         305,369
                                                                                    -----------      ----------
Net Assets Applicable to Outstanding Shares ...................................    $334,606,289     $55,410,935
                                                                                   ============     ===========

CAPITAL SHARES, $10.00 PAR VALUE
Authorized ....................................................................   2,000,000,000   2,000,000,000
                                                                                  =============   =============
Outstanding ...................................................................      37,744,330       4,340,860
                                                                                  =============   =============
Net Asset Value Per Share .....................................................           $8.87          $12.76
                                                                                  =============   =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................................    $404,861,438     $45,446,033
Undistributed net investment income ...........................................         331,811          35,411
Accumulated net realized gain (loss) on
  investment and foreign currency transactions ................................      (2,759,928)      1,466,225
Net unrealized appreciation (depreciation) on investments and translation
  of assets and liabilities in foreign currencies (Note 3) ....................     (67,827,032)      8,463,266
                                                                                    -----------       ---------
                                                                                   $334,606,289     $55,410,935
                                                                                   ============     ===========

See Notes to Financial Statements



Semiannual Report                      Statements of Assets and Liabilities   17

                            STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                                                     GLOBAL            GLOBAL
                                                                                      GOLD        NATURAL RESOURCES
INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $140,836 and $63,711, respectively) .. $  2,989,381      $  801,612
Interest .........................................................................      349,175          45,369
                                                                                      ---------         -------
                                                                                      3,338,556         846,981
                                                                                      ---------         -------

Expenses (Note 2):
Investment advisory fees .........................................................      567,575         107,853
Transfer agency fees .............................................................      276,445          54,569
Administrative fees ..............................................................      184,813          29,945
Printing and postage .............................................................       86,966          15,033
Custodian fees ...................................................................       58,599          14,859
Registration and filing fees .....................................................       19,480           6,674
Auditing and legal fees ..........................................................       11,439           2,401
Telephone expenses ...............................................................        9,998           1,422
Directors' fees and expenses .....................................................        7,584           4,211
Organizational expense ...........................................................           --           4,249
Other operating expenses .........................................................       33,027           6,226
                                                                                      ---------         -------
  Total expenses .................................................................    1,255,926         247,442
Amount waived (Note 2) ...........................................................           --          (7,405)
                                                                                      ---------         -------
  Net expenses ...................................................................    1,255,926         240,037
                                                                                      ---------         -------
Net investment income ............................................................    2,082,630         606,944
                                                                                      ---------         -------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments ......................................................................   (5,970,003)      1,061,364
Foreign currency transactions ....................................................       (1,237)         (6,941)
                                                                                      ---------         -------
                                                                                     (5,971,240)      1,054,423
                                                                                     ----------       ---------

Change in net unrealized appreciation (depreciation) on:
Investments ......................................................................  (89,113,902)      3,397,847
Translation of assets and liabilities in foreign currencies ......................        2,243           1,082
                                                                                      ---------         -------
                                                                                    (89,111,659)      3,398,929
                                                                                    -----------       ---------

Net realized and unrealized gain (loss) on investments and foreign currency ......  (95,082,899)      4,453,352
                                                                                    -----------       ---------

Net Increase (Decrease) in Net Assets
Resulting from Operations ........................................................ $(93,000,269)     $5,060,296
                                                                                   ============      ==========

See Notes to Financial Statements



18   Statements of Operations                       American Century Investments

                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1996

                                                                 GLOBAL                       GLOBAL
                                                                  GOLD                  NATURAL RESOURCES

Increase (Decrease) in Net Assets                        1997            1996            1997           1996
OPERATIONS
Net investment income .............................$    2,082,630  $    2,534,641   $     606,944 $     850,340
Net realized gain (loss) on investments and
  foreign currency transactions ...................    (5,971,240)     65,194,511       1,054,423     1,509,916
Change in net unrealized appreciation (depreciation) on
  investments and translation of assets and liabilities
  in foreign currencies ...........................   (89,111,659)    (75,033,176)      3,398,929     3,425,997
                                                      -----------     -----------       ---------     ---------
Net increase (decrease) in net assets resulting from
  operations ......................................   (93,000,269)     (7,304,024)      5,060,296     5,786,253
                                                      -----------      ----------       ---------     ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........................    (2,096,349)     (2,133,106)       (603,128)     (823,849)
From net realized gains on investment
  transactions ....................................            --     (23,423,049)           --      (1,137,854)
                                                      -----------      ----------       ---------     ---------
Decrease in net assets from distributions .........    (2,096,349)    (25,556,155)       (603,128)   (1,961,703)
                                                       ----------     -----------        --------    ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........................   199,055,253     591,451,544      38,573,805    82,201,900
Proceeds from reinvestment of distributions .......     1,785,891      22,848,730         576,930     1,095,990
Payments for shares redeemed ......................  (203,724,786)   (686,546,686)    (54,218,354)  (51,258,512)
                                                     ------------    ------------     -----------   -----------
Net increase (decrease) in net assets from capital
  share transactions ..............................    (2,883,642)    (72,246,412)    (15,067,619)   32,039,378
                                                       ----------     -----------     -----------    ----------
Net increase (decrease) in net assets .............   (97,980,260)   (105,106,591)    (10,610,451)   35,863,928

NET ASSETS
Beginning of period ...............................   432,586,549     537,693,140      66,021,386    30,157,458
                                                      -----------     -----------      ----------    ----------
End of period .....................................  $334,606,289    $432,586,549     $55,410,935   $66,021,386
                                                     ============    ============     ===========   ===========

Undistributed net investment income ...............      $331,811        $345,530         $35,411       $31,595
                                                     ============    ============     ===========   ===========
TRANSACTIONS IN SHARES OF THE FUND
Sold ..............................................    19,013,489      43,103,702       3,171,766     7,111,409
Issued in reinvestment of distributions ...........       204,398       2,023,411          45,250        93,973
Redeemed ..........................................   (19,655,064)    (50,429,618)     (4,418,598)   (4,492,484)
                                                      -----------     -----------      ----------    ----------
Net increase (decrease) ...........................      (437,177)     (5,302,505)     (1,201,582)    2,712,898
                                                     ============    ============     ===========   ===========

See Notes to Financial Statements



Semiannual Report                       Statements of Changes in Net Assets   19


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Global Gold Fund (Global Gold) and American Century Global Natural Resources Fund (Global Natural Resources) (the Funds) are two of the five funds issued by the Corporation. The Funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources' investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industry. The Funds invest primarily in equity securities. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

Forward Foreign Currency Exchange Contracts--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Repurchase Agreements--The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Benham Management Corporation
(BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.

Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies

20   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

having management agreements with BMC and American Century Investment Management, Inc. (ACIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

Income Tax Status--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Those differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Corporation's investment advisor, BMC, the Corporation's distributor, American Century Investment Services, Inc. (ACIS) and the Corporation's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Organizational Costs--Costs incurred by Global Natural Resources in connection with the organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending September 1999.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Corporation has entered into an Investment Advisory Agreement with BMC that provides the Corporation with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of the Corporation's officers and directors who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Corporation's average daily closing net assets to the following annualized investment advisory fee schedule.

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

Additionally, Global Natural Resources pays the following annual investment advisory fee to BMC based on its average daily closing net assets:

          0.05% of the first $500 million
          0.04% of the next $500 million
          0.03% of average daily net assets over $1 billion

The Corporation has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC.

The Corporation has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.75% of the Fund's average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time.


Semiannual Report                             Notes to Financial Statements   21


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

The payables to affiliates as of June 30, 1997, based on the above agreements were as follows:

                                              Global
                                    Global    Natural
                                     Gold    Resources

Investment Advisor ............. $  83,021   $11,279
Administrative Services and
Transfer Agent .................   145,005    23,106
                                  --------  --------
                                  $228,026   $34,385
                                  ========  ========

On July 30, 1997, the shareholders of the Funds approved a new management agreement with ACIM (an affiliate of BMC) which replaces the existing contracts between the Funds and BMC and ACSC for advisory, administrative and transfer agency services. Under the agreement, ACIM will provide all services required by the Funds in exchange for one "unified" fee. Based on assets on June 30, 1997, the annual expense ratio of the Funds, under the new agreement, would have been approximately 0.69%.

The Corporation has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Corporation's shares.

--------------------------------------------------------------------------------
3. Investment Transactions

Purchases of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $46,019,106 and $11,782,458, respectively. Sales of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $51,885,082 and $25,717,614, respectively. As of June 30, 1997, accumulated net unrealized appreciation (depreciation) for Global Gold and Global Natural Resources was $(71,404,304) and $8,436,538, respectively, based on the aggregate cost of investments for federal income tax purposes of $410,882,466 and $47,076,478, respectively. Accumulated net unrealized appreciation (depreciation) consisted of unrealized appreciation of $41,480,486 and $10,556,334 for Global Gold and Global Natural Resources and unrealized depreciation of $112,884,790 and $2,119,796, respectively.


22   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS

GLOBAL GOLD

                                           For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                      1997(1)       1996         1995         1994         1993          1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period ..................$11.33       $12.37       $11.33       $13.67        $7.55        $8.28
                                      ------       ------       ------       ------        -----        -----
Income From Investment Operations
  Net Investment Income ..............  0.05         0.06         0.02         0.03         0.01         0.02
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ......... (2.45)       (0.40)        1.03        (2.32)        6.12        (0.73)
                                       -----        -----         ----        -----         ----        -----
  Total From
  Investment Operations .............. (2.40)       (0.34)        1.05        (2.29)        6.13        (0.71)
                                       -----        -----         ----        -----         ----        -----
Distributions
  From Net Investment Income ......... (0.06)       (0.06)       (0.01)       (0.02)       (0.01)       (0.02)
  From Net Realized Gains
  on Investment Transactions ......... --           (0.64)       --           --           --           --
  In Excess of Net Realized Gains .... --           --           --           (0.03)       --           --
                                      ------       ------       ------       ------        -----        -----
  Total Distributions ................ (0.06)       (0.70)       (0.01)       (0.05)       (0.01)       (0.02)
                                       -----        -----        -----        -----        -----        -----
Net Asset Value, End of Period ....... $8.87       $11.33       $12.37       $11.33       $13.67        $7.55
                                       =====       ======       ======       ======       ======        =====
  Total Return(2) ....................(21.23)%      (2.76)%       9.25%      (16.75)%      81.22%       (8.65)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................0.64%(3)       0.62%        0.61%        0.61%        0.72%        0.75%
Ratio of Net Investment Income
to Average Net Assets ................1.06%(3)       0.46%        0.17%        0.20%        0.23%        0.23%
Portfolio Turnover Rate ..............     12%         45%          28%          42%          28%          53%
Average Commission Paid per
Investment Security Traded ........... $0.0213     $0.0289      $0.0350        --(4)        --(4)        --(4)
Net Assets, End
of Period (in thousands) .............$334,606    $432,587     $537,693     $568,030     $616,347     $163,777

(1)  Six months ended June 30, 1997 (unaudited).
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.
(4) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements



Semiannual Report                                      Financial Highlights   23

                              FINANCIAL HIGHLIGHTS
                            GLOBAL NATURAL RESOURCES

                                           For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                                1997(1)       1996         1995         1994(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period ........................................    $11.91      $10.66        $9.61        $10.00
                                                                ------      ------        -----        ------
Income From Investment Operations
  Net Investment Income ....................................      0.14        0.17         0.16          0.07
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............................      0.85        1.46         1.22         (0.42)
                                                                  ----        ----         ----         -----
  Total From
  Investment Operations ....................................      0.99        1.63         1.38         (0.35)
                                                                  ----        ----         ----         -----
Distributions
  From Net Investment Income ...............................     (0.14)      (0.17)       (0.16)        (0.04)
  From Net Realized Gains
  on Investment Transactions ...............................     --          (0.21)       (0.17)          --
                                                                  ----        ----         ----         -----
  Total Distributions ......................................     (0.14)      (0.38)       (0.33)        (0.04)
                                                                 -----       -----        -----         -----
Net Asset Value, End of Period .............................    $12.76      $11.91       $10.66         $9.61
                                                                ======      ======       ======         =====
  Total Return(3) ..........................................      8.31%      15.45%       14.41%        (3.48)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ......................................  0.75%(4)        0.76%        0.76%          --
Ratio of Net Investment Income
to Average Net Assets ......................................   1.90%(4)       1.78%        2.02%      2.74%(4)
Portfolio Turnover Rate ....................................        19%         53%          39%          --
Average Commission Paid per
Investment Security Traded .................................    $0.0273     $0.0305      $0.0280         --(5)
Net Assets, End
of Period (in thousands) ...................................    $55,411     $66,021      $30,157       $18,972

(1)  Six months ended June 30, 1997 (unaudited).
(2)  September 15, 1994 (inception) through December 31, 1994.
(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)  Annualized.
(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


See Notes to Financial Statements



24   Financial Highlights                           American Century Investments


                              PROXY VOTING RESULTS

An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

A summary of voting results is listed below each proposal.

Proposal 1:

To vote on the selection by the Board of Directors of Coopers & Lybrand LLP as independent auditors for the Corporation.

                                         Global
                       Global Gold   Natural Resources
For:                   22,103,338        3,510,009
Withheld:                 624,534            4,706
Abstain:                  250,051           47,560


Proposal 2:

To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

                                         Global
                       Global Gold   Natural Resources
For:                   19,198,194        3,413,996
Against:                1,584,655          136,644
Abstain:                  346,194           71,635
Broker Non-Vote:        1,848,880               --


Proposal 3:

To vote on the adoption of standardized investment limitations for the following items:

oAmend the fundamental investment limitation concerning borrowing.

                                           Global
                       Global Gold   Natural Resources
For:                   18,859,511        2,597,344
Against:                1,774,927          174,611
Abstain:                  494,605           82,846
Broker Non-Vote:        1,848,880          767,474

oAmend the fundamental investment limitation concerning lending (Global Natural Resources only).

For:                    2,565,295
Against:                  205,883
Abstain:                   83,623
Broker Non-Vote:          767,474

oAmend  the  fundamental  investment  limitation  concerning   concentration  of
investments in a particular industy (Global Natural Resources only).

For:                    2,549,061
Against:                  235,670
Abstain:                   70,070
Broker Non-Vote:          767,474

oAmend the fundamental investment limitation concerning commodities (Global Natural Resources only).

For:                    2,547,224
Against:                  174,240
Abstain:                  133,337
Broker Non-Vote:          767,474

oEliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs (Global Natural Resources only).

For:                    2,617,501
Against:                  165,203
Abstain:                   72,097
Broker Non-Vote:          767,474


Semiannual Report                                      Proxy Voting Results   25


                         RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


26   Retirement Account Information                 American Century Investments


                                     NOTES

Semiannual Report                                                     Notes   27

                             BACKGROUND INFORMATION

Investment Philosophy & Policies

The American Century group offers eight equity funds, including three "specialty" equity funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries.

Global Gold seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund attempts to match the risk characteristics of the market for gold and gold-related equity securities, and to produce returns indicative of performance in the worldwide gold equities market.

Global Natural Resources seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

The fund invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors of the Dow Jones World Stock Index1 (DJWSI), excluding chemical companies.

Comparative Indices

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The FT-SE(R) Gold Mines Index2 consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

The Dow Jones World Stock Index (DJWSI), created by the editors of The Wall Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the Global Natural Resources fund's benchmark index using the companies represented in two of these sectors--Basic Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

The Morgan Stanley World Stock Index is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper categories for Global Gold and Global Natural Resources are:

Gold-Oriented Funds (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

Natural Resources Funds (Global Natural Resources)--funds that invest at least 65% of their assets in natural resources stocks.


PORTFOLIO MANAGEMENT TEAM
Senior Portfolio Manager       Bill Martin
Portfolio Manager              Joe Sterling

1 The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

2 The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse or promote the fund.



28   Background Information                         American Century Investments


                                    GLOSSARY

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 23-24.

Portfolio Statistics

o Number of Companies--the number of different companies held by a fund on a given date.

o Portfolio Turnover--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Types of Stocks

o Large-Capitalization ("Large-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o Medium-Capitalization ("Mid-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o Small-Capitalization ("Small-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


Semiannual Report                                                  Glossary   29

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

American Century Quantitative Equity Funds

Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9708           [recycled logo]
SH-BKT-9332       Recycled